KEMPER EUROPE FUND
222 South Riverside Plaza  Chicago, Illinois 60606

Dear Shareholder:

The Board of Trustees of Kemper Europe Fund has recently reviewed and unanimously endorsed a proposal for the reorganization of the Kemper Europe Fund. UNDER THE TERMS OF THE PROPOSAL, SCUDDER NEW EUROPE FUND, INC. ("SCUDDER EUROPE FUND") WOULD ACQUIRE THE ASSETS AND LIABILITIES OF THE KEMPER EUROPE FUND. We are pleased to invite you to attend a special meeting (the "Meeting") of the shareholders of the Kemper Europe Fund to consider the approval of an Agreement and Plan of Reorganization (the "Plan") pursuant to which the reorganization of your Fund (the "Reorganization") would be effected. The Reorganization is contingent upon the approval by the shareholders of the Scudder Europe Fund of a proposal necessary to convert that Fund from closed-end form to open-end form.

The Kemper Europe Fund's Board of Trustees and Scudder Kemper Investments, Inc. ("Scudder Kemper"), the Kemper Europe Fund's investment adviser, believe that the Reorganization is in the best interests of the Kemper Europe Fund and its shareholders.

Scudder Kemper believes, and intends to manage the Scudder Europe Fund, such that the Reorganization will not result in any material changes to the investment philosophy or operations of your Fund, since the Scudder Europe Fund has substantially similar investment objectives and policies as the Kemper Europe Fund. In addition, the Scudder Europe Fund will have the same investment adviser, transfer agent and distributor as the Kemper Europe Fund, although Scudder Investments (U.K.) Limited will not serve as sub-investment adviser to the Scudder Europe Fund. Moreover, the Scudder Europe Fund will adopt the name of the Kemper Europe Fund in connection with the Reorganization. The closing of the Reorganization is expected to occur on or about September 1, 1999. The fees and expenses to be borne by the Scudder Europe Fund for advisory, administration, shareholder and other operational services are expected to be comparable to those charges borne currently

                       (continued on inside front cover)

KEMPER EUROPE FUND
222 South Riverside Plaza  Chicago, Illinois 60606

by the Kemper Europe Fund, except that Scudder Europe Fund will incur an annual accounting service fee expected to equal approximately .10% of that Fund's assets which is not currently paid by the Kemper Europe Fund. After the Reorganization, however, former shareholders of Kemper Europe Fund may realize certain economies of scale based on its greater asset size as shareholders of Scudder Europe Fund that may offset, in part, the accounting service fee. Moreover, Scudder Kemper has agreed to limit the total annual operating expenses of Class A, B and C shares of Scudder Europe Fund to 1.75%, 2.65% and 2.62%, respectively, for the one year period following the Reorganization.

If shareholders of the Kemper Europe Fund approve the Plan and shareholders of the Scudder Europe Fund approve the open-ending proposal, upon consummation of the Reorganization the Kemper Europe Fund will be liquidated. You will become a shareholder of the Scudder Europe Fund, having received shares of the same class with an aggregate value equal to the aggregate net asset value of your investment in the Kemper Europe Fund at the time of the transaction. No sales charge will be imposed in the transaction. The transaction will, in the opinion of counsel, be free from federal income taxes to you, the Kemper Europe Fund and the Scudder Europe Fund. All expenses incurred in connection with the Reorganization will be borne by the Kemper Europe Fund and the Scudder Europe Fund based on their relative net assets.

The Meeting will be held on July 20, 1999 to consider the Reorganization. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY PROMPTLY.

Detailed information about the proposed Reorganization is described in the attached Prospectus/Proxy Statement.

The Board of Trustees of the Kemper Europe Fund has unanimously approved the Reorganization of the Kemper Europe Fund and recommends that you vote to approve the Plan.

On behalf of the Board of Trustees, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by

KEMPER EUROPE FUND
222 South Riverside Plaza  Chicago, Illinois 60606

completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

Please read the full text of the Prospectus/Proxy Statement before you vote.

If you have any questions regarding the proposed Reorganization, please feel free to call Shareholder Communications Corporation, who will be pleased to assist you.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                       Sincerely,
                                       /s/ Thomas W. Littauer
                                       Thomas W. Littauer

                                       Chairman

June 14, 1999

KEMPER EUROPE FUND
222 South Riverside Plaza  Chicago, Illinois 60606

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JULY 20, 1999

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Kemper Europe Fund will be held at the offices of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, on July 20, 1999, commencing at 9:00 a.m. for the following purposes:

1. To approve the Agreement and Plan of Reorganization dated as of May 28, 1999 (the "Plan") providing: (i) that the Kemper Europe Fund would transfer to Scudder New Europe Fund, Inc. (the "Scudder Europe Fund") all of its assets in exchange for Class A, B and C shares of the Scudder Europe Fund and the assumption by Scudder Europe Fund of all of the Kemper Europe Fund's liabilities, (ii) that such shares of Scudder Europe Fund would be distributed to shareholders of Kemper Europe Fund in liquidation of Kemper Europe Fund, and (iii) that Kemper Europe Fund would subsequently be terminated.

2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

THE BOARD OF TRUSTEES OF THE KEMPER EUROPE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PLAN.

The enclosed proxy is being solicited by the Board of Trustees of the Kemper Europe Fund. The Board of Trustees of the Kemper Europe Fund has fixed the close of business on May 25, 1999 as the record date for the determination of shareholders of the Kemper Europe Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

                            (continued on next page)

KEMPER EUROPE FUND
222 South Riverside Plaza  Chicago, Illinois 60606

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE KEMPER EUROPE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                                       By Order of the Board of Trustees
                                       /s/ Philip J. Collora
                                       Philip J. Collora,

                                       Secretary

June 14, 1999

 YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF
                             FURTHER SOLICITATION.

                           PROSPECTUS/PROXY STATEMENT
                                  JUNE 8, 1999

                          ACQUISITION OF THE ASSETS OF

                               KEMPER EUROPE FUND
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606
                                 (800) 621-1048

                        BY AND IN EXCHANGE FOR SHARES OF

                         SCUDDER NEW EUROPE FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                                 (212) 326-6200

This Prospectus/Proxy Statement is being furnished to shareholders of Kemper Europe Fund in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of the Kemper Europe Fund for consideration at a Special Meeting of Shareholders to be held on July 20, 1999 at 9:00 a.m. (the "Meeting"), at the offices of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, 10154, or any adjournment or adjournments thereof.

Scudder New Europe Fund, Inc. (the "Scudder Europe Fund") is a closed-end nondiversified registered investment company. The shareholders of the Scudder Europe Fund are currently considering a proposal to convert that Fund to an open-end investment company. The Reorganization (as described below) is contingent upon such approval by the Scudder Europe Fund shareholders. All descriptions of the Scudder Europe Fund herein are of the Fund in open-end form unless otherwise stated. Although the Scudder Europe Fund, as a business entity, will be the surviving company after the Reorganization, it will change its name to Kemper Europe Fund, Inc., and it intends to operate very much like the Kemper Europe Fund in which you currently own shares.

Kemper Europe Fund is registered as a diversified open-end investment company and its investment objective is long-term capital growth. Scudder Europe Fund's investment objective is long-term capital appreciation, and, like the Kemper Europe Fund, seeks to achieve its investment objective by investing primarily in the equity securities of European companies. Scudder Europe Fund is a nondiversified investment company and, therefore, may invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Scudder Europe

Fund may be subject to greater risks with respect to its portfolio than a more broadly diversified fund. Still, Scudder Europe Fund held positions in 80 issuers and no single issuer constituted more than 5.8% of that Fund's assets as of March 31, 1999.

The investment objectives, policies and risks of the Scudder Europe Fund are substantially similar to those of the Kemper Europe Fund except for those differences described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement. The investment adviser, transfer agent and independent auditors for the Scudder Europe Fund will be the same as those of the Kemper Europe Fund, although Scudder Investments (U.K.) Limited will not serve as sub-adviser to the Scudder Europe Fund. The distributor of shares of the Scudder Europe Fund will be Kemper Distributors, Inc., which has been the distributor for the Kemper Europe Fund. As stated above, upon consummation of the Reorganization, the Scudder Europe Fund will also adopt the Kemper Europe Fund's name and the Fund will be distributed as part of the Kemper family of funds.

The Plan provides for all of the assets of the Kemper Europe Fund to be acquired by the Scudder Europe Fund in exchange for shares of the Scudder Europe Fund and the assumption by the Scudder Europe Fund of all of the liabilities of the Kemper Europe Fund, (hereinafter referred to as the "Reorganization"). Shares of the Scudder Europe Fund would be distributed to shareholders of the Kemper Europe Fund in liquidation of the Kemper Europe Fund and thereafter the Kemper Europe Fund would be terminated. As a result of the proposed Reorganization, each shareholder of the Kemper Europe Fund will receive that number of shares of the Scudder Europe Fund having an aggregate net asset value equal to the aggregate value of such shareholder's shares of the Kemper Europe Fund immediately prior to the Reorganization. All expenses of the Reorganization (including the cost of preparing, printing and mailing the proxy card and proxy statement and related solicitation costs for the Scudder Europe Fund's annual meeting of stockholders) will be borne by the Scudder Europe Fund and the Kemper Europe Fund based on their relative net assets. No sales charge will be imposed on the shares of the Scudder Europe Fund received by the shareholders of the Kemper Europe Fund. This transaction is structured to be tax-free for federal income tax purposes to shareholders and to both the Scudder Europe Fund and the Kemper Europe Fund.

The shares of common stock of the Scudder Europe Fund are currently listed on the New York Stock Exchange (the "NYSE") under the symbol NEF. If the Reorganization is approved, the Scudder Europe Fund will no longer be listed on the NYSE. Reports, proxy materials and other informa-tion concerning the Scudder Europe Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Scudder Europe Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about June 14, 1999. A Statement of Additional Information dated June 8, 1999, relating to this Prospectus/Proxy Statement and the Reorganization, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information and additional information relating to the Scudder Europe Fund is available upon written or oral request and without charge by writing to the Scudder Europe Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling 1-800-349-4281.

The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

1. The Preliminary Prospectus of the Scudder Europe Fund, dated June 8, 1999. The Preliminary Prospectus accompanies this Prospectus/Proxy Statement.

2. The current Prospectus of the Kemper Europe Fund, dated March 1, 1999. This may be obtained without charge by writing to the address on the cover page of this Prospectus/Proxy Statement or by calling (800) 621-1048.

3. The Annual Report of the Kemper Europe Fund for the fiscal year ended November 30, 1998.

4. The Annual Report of the Scudder Europe Fund for the fiscal year ended October 31, 1998. The Scudder Europe Fund Annual Report accompanies this Prospectus/Proxy Statement.

Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Kemper Europe Fund or the Scudder Europe Fund.

                               TABLE OF CONTENTS

                                                           PAGE
                                                           ----
VOTING INFORMATION.......................................     5
SUMMARY..................................................     7
RISK FACTORS.............................................    14
REASONS FOR THE REORGANIZATION...........................    15
FEES AND EXPENSES........................................    18
PERFORMANCE..............................................    26
INFORMATION ABOUT THE REORGANIZATION.....................    26
PRINCIPAL SHAREHOLDERS...................................    33
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.........    34
INVESTMENT RESTRICTIONS..................................    42
RISK FACTORS.............................................    45
MANAGEMENT OF THE FUNDS..................................    49
INTEREST OF CERTAIN PERSONS IN THE REORGANIZATION........    50
INFORMATION ON SHAREHOLDERS' RIGHTS......................    50
ADDITIONAL INFORMATION...................................    55
OTHER BUSINESS...........................................    55
FINANCIAL STATEMENTS AND EXPERTS.........................    55
LEGAL PROCEEDINGS........................................    56
LEGAL MATTERS............................................    56
EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION.........   A-1

                               VOTING INFORMATION

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Kemper Europe Fund to be used at the Special Meeting of Shareholders to be held at 9:00 a.m. on July 20, 1999, at the offices of Scudder Kemper, 345 Park Avenue, New York, New York 10054, and at any adjournment or adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Kemper Europe Fund on or about June 14, 1999. Only shareholders of record as of the close of business on May 25, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. As of the Record Date, the Kemper Europe Fund had 4,488,330 shares outstanding and entitled to vote, which consisted of 2,156,330, 2,013,385, and 318,715, Class A, Class B and Class C shares, respectively. The holders of one-third of the shares of the Kemper Europe Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Kemper Europe Fund. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present, but which have not been voted and, therefore are counted for purposes of determining a quorum. For purposes of obtaining the requisite approval of the Plan, however, abstentions and broker non-votes will have the effect of a "NO" vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR approval of the Plan and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Kemper Europe Fund.

Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. The cost of SCC's services is estimated at $25,000 plus expenses. As the Special Meeting date approaches, certain shareholders of the Kemper Europe Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Kemper Europe Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

Article IX, Section 1 of the Kemper Europe Fund's Declaration of Trust requires the affirmative vote of the shareholders of more than fifty percent (50%) of the votes entitled to be cast on the matter, in order for the Trustees to "sell, convey or transfer the assets of the [Fund] or the assets belonging to any one or more series of the [Fund], to another trust, partnership, association or corporation." Approval of the Plan, therefore, will require the affirmative vote of a majority of the votes entitled to be cast by the shareholders of the Kemper Europe Fund, voting in the aggregate without regard to class, in person or by proxy, if a quorum is present. Shareholders of the Kemper Europe Fund are entitled to one vote for each share. Implementing the Reorganization is contingent on the approval of the shareholders of the Scudder Europe Fund to convert that Fund to an open-end investment company.

Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of Scudder Kemper and its affiliates and/or by Shareholder Communications Corporation. All expenses of the Reorganization, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Kemper Europe Fund, expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and the cost of preparing, printing and mailing the proxy card and proxy statement and related solicitation costs for Scudder Europe Fund's annual meeting of stockholders (approximately $600,000) will be borne by the Scudder Europe Fund and the Kemper Europe Fund based on their relative net assets. Based upon this allocation, it is currently estimated that Scudder

Europe Fund would bear 83% and Kemper Europe Fund would bear 17% of these expenses. It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. Each Fund may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners.

In the event that a quorum necessary for the Meeting is not present or sufficient votes to approve the Reorganization of the Kemper Europe Fund are not received by July 20, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Kemper Europe Fund present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting with respect to the Kemper Europe Fund after consideration of the best interests of all shareholders of the Kemper Europe Fund.

                     PROPOSAL TO APPROVE THE AGREEMENT AND
                             PLAN OF REORGANIZATION

                                    SUMMARY

This summary of certain information contained in the Prospectus/Proxy Statement is qualified by reference to the more complete information contained elsewhere in the Prospectus/Proxy Statement, the Statement of Additional Information the Preliminary Prospectus and Statement of Additional Information of the Scudder Europe Fund, the Prospectus and Statement of Additional Information of the Kemper Europe Fund and the Plan attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED REORGANIZATION. The Plan provides for the transfer of all of the assets of the Kemper Europe Fund to the Scudder Europe Fund in exchange for shares of the Scudder Europe Fund and its assumption of all of the liabilities of the Kemper Europe Fund. The Plan also calls for the distribution of shares of the Scudder Europe Fund to the Kemper Europe Fund's shareholders in liquidation of the Kemper Europe Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Kemper Europe Fund will become the owner of that number of full and fractional shares of the same class of the Scudder

Europe Fund having an aggregate net asset value equal to the aggregate value of the shareholder's shares of the Kemper Europe Fund as of the close of business on the date that the Kemper Europe Fund's assets are exchanged for shares of the Scudder Europe Fund. HOLDERS OF CLASS A, B AND C SHARES OF THE KEMPER EUROPE FUND WILL BECOME HOLDERS OF THE CORRESPONDING CLASS OF SHARES OF THE SCUDDER EUROPE FUND. THE EXISTING SHAREHOLDERS OF THE SCUDDER EUROPE FUND WILL RECEIVE CLASS M SHARES WHICH WILL CONVERT TO CLASS A SHARES ONE YEAR AFTER THE REORGANIZATION. See "Information About the Reorganization -- Plan of Reorganization."

For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of the Kemper Europe Fund, including the Trustees of the Kemper Europe Fund who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Reorganization would be in the best interests of the shareholders of the Kemper Europe Fund and that the interests of the Kemper Europe Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Reorganization. The Board therefore has submitted the Plan for approval by the Kemper Europe Fund's shareholders. The Board of Directors of the Scudder Europe Fund has also reached similar conclusions and approved the Reorganization with respect to the Scudder Europe Fund.

Approval of the Reorganization of the Kemper Europe Fund will require the affirmative vote of a majority of the votes entitled to be cast by the shareholders of the Kemper Europe Fund. The Reorganization is contingent upon a number of things, including the approval of the shareholders of the Scudder Europe Fund of a proposal to convert that Fund to an open-end investment company. See "Voting Information."

TAX CONSEQUENCES. Prior to completion of the Reorganization, the Kemper Europe Fund and the Scudder Europe Fund will have received an opinion of counsel that, upon the closing of the Reorganization and the transfer of the assets of the Kemper Europe Fund, no gain or loss will be recognized by the Kemper Europe Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the Scudder Europe Fund's shares received by a Kemper Europe Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Kemper Europe Fund previously held by such shareholder. In addition, the holding period and tax basis of the assets of the Kemper Europe Fund in the hands of the Scudder Europe Fund as a result of the Reorganization will be the same as in the hands of the Kemper Europe Fund immediately prior to the Reorganization.

If the Scudder Europe Fund experiences net redemptions after converting to open-end status, the Scudder Europe Fund would be required to sell portfolio securities. The portfolio activity that may be necessitated by redemption requests following conversion could result in the realization of significant capital gains by the Scudder Europe Fund, in addition to those historically incurred in the ordinary course of the Fund's investment activity, which would be distributed to stockholders. Such distributions would be taxable to the stockholders who receive them and, accordingly, the actions of redeeming stockholders may have adverse tax consequences for the Scudder Europe Fund and its remaining stockholders. The Scudder Europe Fund may employ the equalization method of tax accounting, which would reduce the portion of realized capital gains required to be paid to remaining shareholders as taxable distributions. See "Potential Tax Consequences." In an attempt to minimize adverse income tax consequences for non-redeeming shareholders in the first year of operation as an open-end fund and to discourage short-term trading in a vehicle intended for long-term investment, the Scudder Europe Fund would pay in-kind redemptions sought by Class M shareholders to the extent those redemptions exceed $500,000. Exchanges of Class M shares for shares of other Kemper Mutual Funds would be limited to transactions that would not result in in-kind redemptions. The Scudder Europe Fund would also impose a 2% fee on all redemptions (including redemptions paid-in-kind and exchanges) of Class M shares held during the first year after the Fund's conversion to open-end status.

INVESTMENT OBJECTIVES AND POLICIES. The Scudder Europe Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of European companies. The investment objective of Kemper Europe Fund is long-term capital growth. Under normal circumstances, Scudder Europe Fund will invest at least 65% of its total assets in European equity securities, while Kemper Europe Fund will invest at least 85% of its total assets in European equity securities. The Scudder Europe Fund has substantially similar investment objectives, investment policies, limitations and risks as the Kemper Europe Fund, except that it is a non-diversified fund (Kemper Europe Fund is diversified). Some differences between Scudder Europe Fund and Kemper Europe Fund include: (i) Scudder Europe Fund may hold up to 20% of its assets in cash and short and medium term high grade debt to maintain liquidity, while Kemper Europe Fund has no such stated policy; (ii) unlike Kemper Europe Fund, Scudder Europe Fund is authorized to invest in when-issued securities, non-investment grade debt securities (i.e., "junk bonds"), swaps, caps, floors and collars; (iii) Scudder Europe Fund is not limited in the amount of its assets that may be invested in emerging markets, while Kemper Europe Fund may not invest more than 25% of its total assets in emerging markets; and (iv) Scudder Europe Fund may invest up to 20% of its total assets in debt securities (including debt securities rated below investment grade), while Kemper Europe Fund does not intend to invest more than

5% of its net assets in debt securities (except for temporary defensive purposes).

In pursuing its objective, each Fund invests primarily in European equity securities believed to have potential for capital growth. In addition, each Fund invests principally in developed countries, but also has the flexibility to invest in emerging markets. Scudder Europe Fund intends to allocate its investments among at least three European countries at all times, while under normal circumstances, business activities in not less than five different European countries will be represented in Kemper Europe Fund's portfolio.

In choosing investments for Scudder Europe Fund, Scudder Kemper focuses on European companies that (i) generate or apply new technologies, distribution systems or services; (ii) expect to benefit from changing consumer demands or lifestyles; (iii) have prospects for above-average earnings growth; or (iv) are undervalued due to market misperception, temporary negative developments or limited investor familiarity. In the case of Scudder Europe Fund, a stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached its fair market value and its appreciation is limited; (ii) a company's fundamentals have deteriorated; (iii) the portfolio management team loses confidence in company management; (iv) the Fund's portfolio is too heavily weighted in a particular company, country or sector; or (v) more attractive alternatives are available in other companies or sectors. In choosing investments for Kemper Europe Fund, Scudder Kemper focuses on European companies that have (i) strong earnings growth; (ii) clean balance sheets; (iii) strong management; and (iv) increasing revenue. In the case of Kemper Europe Fund, a stock is typically sold when, in the opinion of the portfolio manager, (i) the stock has reached a predetermined value; (ii) the company's fundamentals have deteriorated; and (iii) the company deviates from a previously demonstrated business plan.

You will find a more detailed discussion of the investment objectives, investment policies and the types of investments that can be made by each Fund (e.g., debt securities, small companies, temporary defensive practices, derivatives, convertible securities and illiquid securities) under "Comparison of Investment Objectives and Policies" below.

FEES AND OTHER CHARGES. The fees and expenses to be borne by the Scudder Europe Fund for advisory, administration, shareholder and other operational services are expected to be comparable to those charges borne currently by the Kemper Europe Fund, except that the Scudder Europe Fund will incur an annual accounting service fee that is based on the actual services provided, but is expected to equal approximately .10% of average daily net assets, which is not currently paid by the Kemper Europe Fund. The Scudder Europe Fund may, however, realize certain economies of scale based on its greater asset size that may offset, in part, the accounting service fee. Scudder Kemper has also agreed to limit the total annual operating expenses of Class A, B and C shares of Scudder Europe Fund to 1.75%, 2.65% and 2.62%, respectively, for the one year period following the Reorganization.

PURCHASE AND REDEMPTION PROCEDURES AND DISTRIBUTION ARRANGEMENTS. Upon consummation of the Reorganization, the Scudder Europe Fund will adopt the same distribution structure as the Kemper Europe Fund and will be distributed as part of the Kemper family of funds. Therefore, the purchase and redemption procedures and distribution arrangements available to shareholders of the Scudder Europe Fund will be identical to those available to shareholders of the Kemper Europe Fund. All shares of the Scudder Europe Fund will be sold at net asset value, subject to any applicable sales charge. Class A shares of the Scudder Europe
Fund are subject to a maximum sales charge of 5.75%. Class B and C shares are subject to contingent deferred sales charges and a 12b-1 distribution fee of
 .75%. Class M shares represent the initial shares of the Scudder Europe Fund and are no longer offered. The Scudder Europe Fund will also pay in-kind redemptions sought by Class M shareholders to the extent those redemptions exceed $500,000. Class M shares are subject to a 2% fee on all redemptions (including redemptions in-kind) and exchanges. The purpose of the redemption fee is to offset certain expenses incurred to meet redemptions and to discourage short-term trading in a vehicle intended for long-term investment. Class M shares are not subject to a contingent deferred sales charge or a 12b-1 distribution fee, and will convert to Class A shares one year after the Reorganization. All share classes are also subject to an administrative service fee of up to .25%.

EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of the Scudder Europe Fund are substantially identical to those available to shareholders of the Kemper Europe Fund. Shareholders of the Scudder Europe Fund may exchange at net asset value all or a portion of their shares for shares of the same class of certain other mutual funds in the Kemper family of funds at their respective net asset values, subject to any applicable contingent deferred sales charge or redemption fee. Shareholders of Class M shares may exchange their shares for Class A shares of a corresponding Kemper Mutual Fund. As stated above, a 2% fee will apply to any exchanges of Class M shares and exchanges of Class M shares would be limited to an amount that would not trigger an in-kind redemption. Exchanges may be effected by mail or by telephone. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund may not be exchanged thereafter until they have been owned for 15 days. In addition, shares of a Kemper Mutual

Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund or from a Money Market Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy") if, in the investment manager's judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be subject to the 15-Day Hold Policy. Currently, exchanges may be made among the following Kemper Mutual Funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper Europe Fund, Inc., Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Income Trust, Kemper Funds Trust and Kemper Securities Trust.

The exchange privilege is available to shareholders residing in any state in which the Scudder Europe Fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. See "Selling and Exchanging" in the accompanying Preliminary Prospectus of the Scudder Europe Fund.

DIVIDENDS. The Scudder Europe Fund and the Kemper Europe Fund distribute substantially all of their net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested in the form of additional full and fractional shares unless a shareholder elects otherwise. The Scudder Europe Fund and the Kemper Europe Fund declare and pay dividends, if any, from net investment income annually. Net realized short-term capital gains (and long-term capital gains) of the Scudder Europe Fund, like the Kemper Europe Fund, will be distributed at least annually. See "Distributions and Taxes" in the accompanying Preliminary Prospectus of the Scudder Europe Fund.

SHAREHOLDER VOTING RIGHTS. The Scudder Europe Fund is currently registered with the Securities and Exchange Commission as a closed-end management investment company, but will convert to open-end status upon the approval of its shareholders. The Kemper Europe Fund is registered as an open-end management investment company. The Scudder Europe Fund is a Maryland corporation, having a Board of Directors. The Kemper Europe Fund is organized as a Massachusetts business trust, having a Board of Trustees. Although the organizational form of each Fund differs, shareholders of both Scudder Europe Fund and Kemper Europe Fund are expected to have similar voting rights if certain amendments to the Scudder Europe Fund's Articles of Incorporation (the "Charter") are approved by its shareholders. See "Information on Shareholders' Rights." For example, one-third of the outstanding shares of the Kemper Europe Fund constitute a quorum for shareholder voting purposes. The Scudder Europe Fund has proposed an amendment to its Charter reducing the quorum requirement from the current majority of outstanding shares to one-third of its outstanding shares. Approval of this Charter amendment would be included in the approval of the open-ending proposal by the shareholders of the Scudder Europe Fund. As an open-end fund, the Kemper Europe Fund does not hold a meeting of shareholders annually, except as required by the 1940 Act or other applicable law. As a closed-end fund, however, the Board of Directors of the Scudder Europe Fund is currently divided into three classes and each Director currently serves for a term of three years. Annual meetings of shareholders of the Scudder Europe Fund are therefore required to elect Directors as terms expire. The Scudder Europe Fund has proposed an amendment to its Charter to eliminate the classified Board structure and the approval of such amendment would permit the Scudder Europe Fund to dispense with annual shareholders meetings, except when required by law to hold such meetings. By not having to hold annual shareholders' meetings, the Scudder Europe Fund would save the costs of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. If the shareholders of the Scudder Europe Fund, however, do not approve this Charter amendment, Fund will continue to be required to hold annual meetings for the purpose of electing Directors and therefore will continue to incur the costs relating to such meetings (approximately $50,000 to $60,000). Approval of this Charter amendment requires the affirmative vote of 75% of the votes entitled to be cast by shareholders of the Scudder Europe Fund. The open-ending of the Scudder Europe Fund is not contingent upon the approval of this amendment to the Charter.

In addition, under the laws of the State of Maryland and the Commonwealth of Massachusetts, shareholders do not have appraisal rights in connection with a combination or acquisition of the assets of a fund by another entity. Shareholders of the Kemper Europe Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization (subject only to certain restrictions as set forth in the 1940 Act). See "Information on Shareholders' Rights -- Voting Rights."

                                  RISK FACTORS

Due to the fact that the investment objectives, policies and restrictions of the Scudder Europe Fund are substantially similar to those of the Kemper Europe Fund, the investment risks are similar. There are, however, some distinctions in the investment program of the Scudder Europe Fund and the Kemper Europe Fund. For example, (i) up to 20% of the Scudder Europe Fund's assets may be held in cash and short and medium term high grade debt to maintain liquidity, which may prevent Scudder Europe Fund from achieving its goal, while the Kemper Europe Fund has no such stated policy; (ii) unlike the Kemper Europe Fund, the Scudder Europe Fund is authorized to invest in when-issued securities, non-investment grade debt securities (i.e., "junk bonds"), swaps, caps, floors and collars, which investments may be more speculative and may require greater skill on the part of the investment manager; (iii) the Scudder Europe Fund is classified as non-diversified which may subject the Fund to greater risks than the Kemper Europe Fund which is classified as diversified for purposes of the 1940 Act;
(iv) Scudder Europe Fund is not limited in the amount of its assets that may be invested in emerging markets which involve higher levels of risk, while Kemper Europe Fund may not invest more than 25% of its total assets in emerging market; and (v) Scudder Europe Fund intends to allocate its investments among at least three European countries which may result in greater exposure to a particular country, while business activities in not less than five different European countries will be represented in Kemper Europe Fund's portfolio. You will find a more detailed discussion of the risk factors relating to the conversion of Scudder Europe Fund to an open-end investment company, as well as a more detailed comparison of the principal risk factors of investing in each Fund (e.g., foreign securities risk, emerging markets risk, European securities risk, lower rated securities and liquidity risks and risks of derivative instruments) under "Risk Factors" below.

Because the Scudder Europe Fund is converting from a closed-end to an open-end investment company, it is possible that a meaningful number of shareholders in that Fund may redeem their shares immediately or soon after the Reorganization. Other closed-end funds that have converted to open-end form have experienced redemptions that exceed sales after conversion, and, in some instances, net redemptions have been substantial. If such redemptions occur, the Scudder Europe Fund could be adversely affected because of lost economies of scale and portfolio management disruption. A decrease in net assets could result in less diversification or in smaller portfolio positions in its investments, which could adversely affect the Scudder Europe Fund's total return performance. In addition, as a result of any decrease in size resulting from redemptions, the Scudder Europe Fund could experience a further in-crease in its expense ratio. A higher expense ratio would lower the Scudder Europe Fund's total return performance.

As stated above, the Scudder Europe Fund is currently registered as a closed-end fund and intends to convert to open-end status subject to the approval of its stockholders at a July 20, 1999 annual meeting. The Reorganization is contingent upon the approval of the open-ending proposal by Scudder Europe Fund shareholders. In connection with the Scudder Europe Fund's open-ending proposal, that Fund is also proposing certain further amendments to its Charter for approval by its stockholders. The open-ending proposal is not conditioned upon the approval of all of those further changes. However, if all of the changes are not approved, the Scudder Europe Fund will retain certain characteristics more typically associated with a closed-end fund. See "Information on Shareholders' Rights."

                         REASONS FOR THE REORGANIZATION

The Reorganization has been proposed by Scudder Kemper as a means of combining the Kemper Europe Fund with a fund managed by Scudder Kemper with compatible investment objectives, policies, restrictions and risks. Scudder Kemper informed the Board of the Kemper Europe Fund that the investment portfolios of the Scudder Europe Fund and the Kemper Europe Fund are compatible and that the Reorganization, if approved, offers a number of potential benefits to both the Kemper Europe Fund and the Scudder Europe Fund. Foremost, Scudder Kemper believes that the Scudder Europe Fund should be more viable than the Kemper Europe Fund. By combining with a fund with a solid performance history, the Kemper Europe Fund may be able to overcome its inability to achieve desired increases in asset size. At only $72 million in net assets (as of March 31, 1999), the Kemper Europe Fund is well below its first breakpoint in management fees, which is at $250 million. (At $250 million, management fees are reduced from .75% to .72% and at $1 billion they are reduced to .70%) and its non-variable expenses are spread over that relatively small asset base. Unless significant redemptions offset the assets gained in the Reorganization, the immediately greater asset size should allow the Scudder Europe Fund to achieve some economies of scale. These economies of scale, however, may be offset (in whole or in part) by the imposition of an accounting service fee of approximately .10%, which is not currently paid by the Kemper Europe Fund. Kemper Distributors, Inc. ("KDI"), though, informed the Kemper Europe Fund Board that more assets as well as the strong track record of the Scudder Europe Fund's portfolio managers could give the Scudder Europe Fund greater market appeal. These changes, in turn, might provide an improved basis for support from the brokerage community. As a result, the Scudder Europe Fund may be better positioned for further growth and further economies of scale.

Moreover, as a stand-alone open-end fund, Scudder Kemper informed the Board that Scudder Kemper would likely offer the Scudder Europe Fund in an environment where it might otherwise compete for investors and investment opportunities with Kemper Europe Fund. As separate entities, investors might be confused by the existence of two funds with similar objectives and policies with the same investment manager and with shares offered in the same marketing channels. Combination of the Funds will avoid this concern, although Scudder Europe Fund will proceed with open-ending (subject to shareholder approval) even if the Reorganization is not approved by the shareholders of Kemper Europe Fund. The Board of Trustees of the Kemper Europe Fund has determined that it is in the best interest of the Kemper Europe Fund to effect the Reorganization. In reaching this conclusion, the Board considered a number of factors, including the following:

1. the terms and conditions of the Reorganization;

2. the investment objectives and policies of the Scudder Europe Fund in relation to those of the Kemper Europe Fund;

3. the compatibility of the investment portfolios of the Funds;

4. the investment adviser, transfer agent, distributor and independent auditors for the Scudder Europe Fund would be the same as those of the Kemper Europe Fund;

5. the federal tax consequences of the Reorganization to the Kemper Europe Fund, the Scudder Europe Fund and the shareholders of each, and that a legal opinion will be rendered that no recognition of income, gain or loss for federal income tax purposes will occur as a result of the Reorganization to any of them;

6. the Scudder Europe Fund will adopt the Kemper Europe Fund's lower management fee schedule;

7. no sales charge will be imposed in connection with the Reorganization;

8. the performance history of the Funds and that the Reorganization may provide shareholders of the Kemper Europe Fund with a more viable investment vehicle that has a longer and better performance record; and

9. that the Reorganization may increase economic efficiencies of the combined entity and better position it for further growth.

In considering the Reorganization, however, the Board of Trustees took specific note of the Kemper Europe Fund's pro-rata share of the expenses to be incurred in connection with the Reorganization, the fact that the Scudder Europe Fund would incur an accounting service fee of approximately .10% which is not currently paid by the Kemper Europe Fund, and that Scudder Kemper has agreed to limit total operating expenses to 1.75%, 2.65% and 2.62% for the Class A, B and C shares of Scudder Europe Fund, respectively, for the one year period following the Reorganization. These expense limitations are currently in effect for Kemper Europe Fund. The Board also considered that because the Scudder Europe Fund is converting from a closed-end to an open-end investment company, a significant number of shareholders may redeem their shares immediately or soon after the Reorganization and that if such redemptions occur, the Scudder Europe Fund could be adversely affected because of lost economies of scale and portfolio management disruption. The Kemper Europe Fund Board noted with approval that in an attempt to minimize subsequent adverse income tax consequences for non-redeeming shareholders in the first year of operation as an open-end fund, the Scudder Europe Fund will pay in-kind redemptions sought by Class M shareholders (those shareholders who previously held the Scudder Europe Fund's closed-end fund shares) to the extent those redemptions exceed $500,000. In addition, the Scudder Europe Fund will impose a 2% fee on all redemptions (including redemptions in-kind) and exchanges of Class M shares during the first year after the Reorganization. The Kemper Europe Fund Board observed that redemptions in-kind would minimize adverse tax consequences to continuing shareholders and that a redemption fee would help to offset certain expenses and also to discourage short-term trading in a vehicle intended for long-term investment.

In light of the foregoing, the Board of Trustees of the Kemper Europe Fund, including the Independent Trustees, has determined that it is in the best interest of the Kemper Europe Fund and its shareholders to effect the Reorganization. The Board of Trustees has also determined that the Reorganization would not result in a dilution of the interests of the Kemper Europe Fund's existing shareholders.

The Board of Directors of the Scudder Europe Fund has also determined that it is advantageous to the Scudder Europe Fund to effect the Reorganization. The Board of Directors of the Scudder Europe Fund also considered the terms and conditions of the Reorganization and representations that the Reorganization would be effected as a tax-free Reorganization. Accordingly, the Board of Directors of the Scudder Europe Fund, including all of the Independent Directors, has determined that the Reorganization is in the best interests of the Scudder Europe Fund's shareholders and that the interests of the existing Scudder Europe Fund's shareholders would not be diluted as a result of the Reorganization.

                               FEES AND EXPENSES

Pursuant to its investment advisory agreement with Scudder Kemper, the Kemper Europe Fund pays Scudder Kemper a (graduated) monthly investment management fee at the following annual rate:

                                             ANNUAL MANAGEMENT
AVERAGE DAILY NET ASSETS OF THE KEMPER FUND      FEE RATES
-------------------------------------------  -----------------
$0 - $250 million.......................           0.75%
$250 million - $1 billion...............           0.72
$1 billion - $2.5 billion...............           0.70
$2.5 billion - $5 billion...............           0.68
$5 billion - $7.5 billion...............           0.65
$7.5 billion - $10 billion..............           0.64
$10 billion - $12.5 billion.............           0.63
Over $12.5 billion......................           0.62

In connection with the Reorganization, the Board of Directors of Scudder Europe Fund has recommended that shareholders of that Fund approve the management fee schedule of the Kemper Europe Fund as described above pursuant to an advisory agreement substantially similar to the advisory agreement currently in effect between Scudder Kemper and the Kemper Europe Fund. Scudder Kemper has indicated, however, that it will contractually reduce its fees so that its advisory fees do not exceed this lower level in the event that shareholders of Scudder Europe Fund approve the proposal to open-end, but do not approve the proposed new advisory agreement. Based on the combination of the current assets of the two Funds, the management fee rate to be paid by the combined entity will be lower than that currently in effect for the Kemper Europe Fund, although there can be no assurance that the current assets will not decline substantially following the Reorganization.

Currently, Scudder Investments (UK) Limited, a subsidiary of Scudder Kemper, receives a monthly fee at the annual rate of .35% from Scudder Kemper for sub-advisory services provided to the Kemper Europe Fund. The Scudder Europe Fund has no current intention to engage any sub-adviser following the Reorganization and the fees paid to Scudder Kemper will not be redistributed to any affiliated or unaffiliated sub-adviser.

For the fiscal year ended November 30, 1998, the investment management fees charged to the Kemper Europe Fund totaled $349,000. The entire amount of these investment management fees, however, were waived by Scudder Kemper.

The Scudder Europe Fund also retains Scudder Kemper to manage its daily investment and business affairs subject to the policies established by its Board of Directors. As a closed-end fund, the Scudder Europe Fund pays advisory fees ranging from 1.25% to 1.10% based on its current assets. For the fiscal year ending October 31, 1999, the estimated management fees to be paid by the reorganized Scudder Europe Fund to Scudder Kemper (based on the lower management fee schedule as set forth above) are $3,200,000, assuming that the net assets of the two Funds are combined and the resulting Fund experiences neither net sales nor net redemptions.

After giving effect to the proposed Reorganization, the expense ratio of the Scudder Europe Fund is projected to be approximately 1.85% for Class A shares, 3.14% for Class B shares, 2.62% for Class C shares and 1.42% for Class M shares. The actual expense ratios for the Scudder Europe Fund for the current and future fiscal years, if the Reorganization is consummated, may be higher or lower than this projection, depending upon the Scudder Europe Fund's performance, general stock market and economic conditions, net asset levels and other factors. However, Scudder Kemper has agreed to limit the total annual operating expenses to 1.75%, 2.65% and 2.62% for the Class A, B and C shares of the Scudder Europe Fund, respectively, for the one year period following the Reorganization.

Set forth below is a comparison of each Fund's annual operating expenses and shareholder transaction expenses on a current basis and those expenses that would apply to shareholders holding Class A, B, C and M shares of Scudder Europe Fund following the Reorganization on a pro forma (estimated) basis for the fiscal year ending October 31, 1999. Pro forma expense information is also provided for Scudder Europe Fund following the Reorganization assuming 50% redemptions.

                                   FEE TABLES

                                    CURRENT
                                  (UNAUDITED)

                                   KEMPER EUROPE FUND
                              -----------------------------      SCUDDER
                              CLASS A    CLASS B    CLASS C    EUROPE FUND
                              -------    -------    -------    -----------
SHAREHOLDER FEES: (FEES PAID
DIRECTLY FROM YOUR INVESTMENT).
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  % of offering price)......   5.75%      None       None         None
Maximum Deferred Sales
  Charge (Load) (as a % of
  redemption proceeds)......   None       None       None         None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends/
  Distributions.............   None       4.00%      1.00%        None
Redemption Fee (as a % of
  amount redeemed, if
  applicable)...............   None       None       None         None
Exchange Fee................   None       None       None         None
ANNUAL FUND OPERATING
  EXPENSES: (EXPENSES THAT
  ARE DEDUCTED FROM FUND
  ASSETS).
Management Fee..............   0.75%      0.75%      0.75%        1.15%
Distribution and Service
  (12b-1) Fees..............   None       0.75%      0.75%        None
Other Expenses..............   1.61%      2.64%      1.48%        0.26%
Total Annual Fund Operating
  Expenses(1)...............   2.36%      4.14%      2.98%        1.41%
Expense reimbursement.......   0.61%      1.49%      0.36%        None
Net Annual Fund Operating
  Expenses(2)...............   1.75%      2.65%      2.62%        1.41%

                         PROFORMA AFTER REORGANIZATION
                                  (UNAUDITED)

                                    CLASS A   CLASS B   CLASS C   CLASS M
                                    -------   -------   -------   -------
SHAREHOLDER FEES: (FEES PAID DIRECTLY
FROM YOUR INVESTMENT).
Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of
  offering price).................   5.75%     None      None      None
Maximum Deferred Sales Charge
  (Load) (as a % of redemption
  proceeds).......................   None(3)      4%        1%     None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends/
  Distributions...................   None      None      None      None
Redemption Fee (as % of amount
  redeemed, if applicable)........   None      None      None      2%(4)
Exchange Fee......................   None      None      None      2%(4)

ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS).

Management Fee....................   0.74%     0.74%     0.74%     0.74%
Distribution (12b-1) Fees.........   None      0.75%     0.75%     None
Other Expenses(5).................   1.11%     1.65%     1.13%     0.68%
Total Annual Fund Operating
  Expenses........................   1.85%     3.14%     2.62%     1.42%
Expense Reimbursement.............   0.10%     0.49%     None      None
Net Annual Operating
  Expenses(6).....................   1.75%     2.65%     2.62%     1.42%

             PROFORMA AFTER REORGANIZATION ASSUMING 50% REDEMPTIONS
                                  (UNAUDITED)

                                  CLASS A    CLASS B    CLASS C    CLASS M
                                  -------    -------    -------    -------
SHAREHOLDER FEES: (FEES PAID DIRECTLY
FROM YOUR INVESTMENT).
Maximum Sales Charge (Load)
  Imposed on Purchases (as a %
  of offering price)............   5.75%      None       None       None
Maximum Deferred Sales Charge
  (Load) (as a % of redemption
  proceeds).....................   None(3)       4%         1%      None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends/Distributions.......   None       None       None       None
Redemption Fee (as % of amount
  redeemed, if applicable)......   None       None       None        2%(4)
Exchange Fee....................   None       None       None      2%(4)

ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS).

Management Fee..................   0.74%      0.74%      0.74%      0.74%
Distribution (12b-1) Fees.......   None       0.75%      0.75%      None
Other Expenses(7)...............   1.13%      1.72%      1.16%      0.71%
Total Annual Fund Operating
  Expenses......................   1.87%      3.21%      2.65%      1.45%
Expense Reimbursement...........   0.12%      0.56%      0.03%      None
Net Annual Operating
  Expenses(6)...................   1.75%      2.65%      2.62%      1.45%

---------------
(1) This information is based on historical data as of October 31, 1998.

(2) Reflects current expense limitations for Class A, B and C shares of Kemper Europe Fund, respectively. Under the prior expense limitations in place as of October 31, 1998, total net annual operating expenses were 1.61%, 2.70% and 2.18% for the Class A, B and C Shares of Kemper Europe Fund, respectively.

(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase.

(4) A 2% redemption fee, which will be retained by the Open-End Fund, is imposed on all redemptions (including redemptions paid in-kind) and ex-
changes of Class M shares for a period of one year from the date of the Reorganization.

(5) The expense ratios shown above are estimated for the Scudder Europe Fund's current fiscal year ending October 31, 1999, based on the Fund's proposed fee schedules and expenses expected to be incurred during its most recent fiscal year. The actual expenses for each class of shares in future years may be more or less than the numbers above, depending on a number of factors, including changes in actual value of the Scudder Europe Fund's assets represented by each class of shares. "Other Expenses" do not include extraordinary expenses associated with efforts to restructure the Scudder Europe Fund. If such expenses had been included, "Other Expenses" would have been increased to 1.25%, 1.79%, 1.27% and .82% for Class A, B, C and M shares, respectively, and "Total Annual Fund Operating Expenses" would have been increased to 1.99%, 3.28%, 2.76% and 1.56% for Class A, B, C and M shares, respectively.

(6) Pursuant to contractual agreements with the Fund, the investment manager, the underwriter, the administrator, the accounting agent and the transfer agent have agreed, for the one year period commencing on the date of the Reorganization, to limit their respective fees and to reimburse other operating expenses to the extent necessary to limit total operating expenses of the classes of the Fund to the levels set forth in the table above.

(7) The expense ratios shown above are estimated for the Scudder Europe Fund's current fiscal year ending October 31, 1999, based on the Fund's proposed fee schedules and expenses expected to be incurred during its most recent fiscal year. The actual expenses for each class of shares in future years may be more or less than the numbers above, depending on a number of factors, including changes in actual value of the Scudder Europe Fund's assets represented by each class of shares. "Other Expenses" do not include extraordinary expenses associated with efforts to restructure the Scudder Europe Fund. If such expenses had been included, "Other Expenses" would have been increased to 1.30%, 1.89%, 1.33% and 0.88% for Class A, B, C and M shares, respectively, and "Total Annual Fund Operating Expenses" would have been increased to 2.04%, 3.38%, 2.82% and 1.62% for Class A, B, C and M shares, respectively.

EXAMPLE:

These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and annual fund operating expenses remaining the same. The expense calculations incorporate the contractual expense reimbursements in place for the first year in the periods reflected below. These examples are hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown.

KEMPER EUROPE FUND (CURRENT):

Fees and expenses if you sold shares after:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
 1 Year....................  $  729     $  673     $  321
 3 Years...................  $1,205     $1,440     $  851
 5 Years...................  $1,713     $2,247     $1,518
10 Years*..................  $3,143     $3,656     $3,355

Fees and expenses if you did not sell your shares:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
 1 Year....................  $  729     $  273     $  221
 3 Years...................  $1,205     $1,140     $  851
 5 Years...................  $1,713     $2,047     $1,518
10 Years*..................  $3,143     $3,656     $3,355

SCUDDER EUROPE FUND (CURRENT):

Fees and expenses if you sold shares after:

 1 Year................................  $  144
 3 Years...............................  $  446
 5 Years...............................  $  771
10 Years*..............................  $1,691

Fees and expenses if you did not sell your shares:

 1 Year................................  $  144
 3 Years...............................  $  446
 5 Years...............................  $  771
10 Years*..............................  $1,691

PROFORMA EXPENSE RATIOS OF SCUDDER EUROPE FUND AFTER REORGANIZATION:

Fees and expenses if you sold shares after:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
 1 Year**..................  $  743     $  668     $  365
 3 Years...................  $1,118     $1,230     $  814
 5 Years...................  $1,519     $1,824     $1,390
10 Years*..................  $2,641     $3,529     $2,954

Fees and expenses if you did not sell your shares:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
 1 Year**..................  $  743     $  268     $  265
 3 Years...................  $1,118     $  930     $  814
 5 Years...................  $1,519     $1,624     $1,390
10 Years*..................  $2,641     $3,529     $2,954

PROFORMA EXPENSE RATIOS OF SCUDDER EUROPE FUND AFTER REORGANIZATION ASSUMING 50% REDEMPTIONS

Fees and expenses if you sold shares after:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
 1 Year**..................  $  743     $  668     $  365
 3 Years...................  $1,118     $1,241     $  821
 5 Years...................  $1,519     $1,845     $1,403
10 Years*..................  $2,641     $2,925     $2,985

Fees and expenses if you did not sell your shares:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
 1 Year**..................  $  743     $  268     $  265
 3 Years...................  $1,118     $  941     $  821
 5 Years...................  $1,519     $1,645     $1,403
10 Years*..................  $2,641     $2,925     $2,985

---------------
 * Class B automatically converts into Class A six years after purchase.

** These examples do not include extraordinary expenses associated with efforts to restructure the Fund.

The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                                  PERFORMANCE

Set forth below is performance data for periods ending March 31, 1999 based on each Fund's net asset value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Reorganization.

                           SCUDDER EUROPE FUND          KEMPER EUROPE FUND(1)
                       ---------------------------   ---------------------------
                       CUMULATIVE   AVERAGE ANNUAL   CUMULATIVE   AVERAGE ANNUAL
                       ----------   --------------   ----------   --------------
One Year.............      4.73%         4.73%          -2.04%         -2.04%
Three Years..........     90.23%        23.91%            N/A            N/A
Five Years...........    147.55%        19.88%            N/A            N/A
Since inception(2)...    181.38%        12.01%          57.00%         16.73%

---------------

(1) Performance information is shown without sales charges for Class A Shares of the Kemper Europe Fund.

(2) The Scudder Europe Fund commenced operations on February 9, 1990. The Kemper Europe Fund commenced operations on May 1, 1996.

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that the Scudder Europe Fund will acquire all of the assets of the Kemper Europe Fund in exchange for shares of the Scudder Europe Fund and the assumption by the Scudder Europe Fund of all of the liabilities of the Kemper Europe Fund on the closing. The closing date is September 1, 1999 (the "Closing Date"), but it may be changed by the parties.

Prior to the Closing Date, the Kemper Europe Fund will endeavor to discharge liabilities and obligations. The Scudder Europe Fund shall assume all other liabilities, expenses, costs, charges and reserves of the Kemper Europe Fund. The net asset value per share of each class of the Kemper Europe Fund will be determined by addition of the relevant class' pro rata share of the actual and accrued liabilities and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. The Kemper Europe Fund and the Scudder Europe Fund will utilize the procedures set forth in their respective current Prospectuses or State-ments of Additional Information to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

On or as soon after the Closing Date as conveniently practicable, the Kemper Europe Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on such Closing Date the shares of the same class of the Scudder Europe Fund received by the Kemper Europe Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Kemper Europe Fund's shareholders on the share records of the Scudder Europe Fund's transfer agent. Each account will represent the respective pro rata number of shares of the class of shares of the Scudder Europe Fund due to the Kemper Europe Fund's shareholders. After such distribution and the winding up of its affairs, the Kemper Europe Fund will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan. Notwithstanding approval by the shareholders of the Kemper Europe Fund and the Scudder Europe Fund, the Plan may be terminated with respect to the Reorganization at any time at or prior to the Closing Date: (i) by mutual agreement of the Kemper Europe Fund and the Scudder Europe Fund; (ii) by the Kemper Europe Fund, in the event the Scudder Europe Fund shall, or the Scudder Europe Fund, in the event the Kemper Europe Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Approval of the Plan with respect to the Kemper Europe Fund will require the affirmative vote of a majority of the votes entitled to be cast by the shareholders of the Kemper Europe Fund in the aggregate without regard to class, in person or by proxy, if a quorum is present. The Reorganization is also subject to a number of conditions, including the approval by the shareholders of the Scudder Europe Fund to convert that Fund to an open-end investment company and adoption by the Scudder Europe Fund of the Kemper Europe Fund management fee schedule. Shareholders of the Kemper Europe Fund are entitled to one vote for each share. If the Reorganization is not approved by shareholders of the Kemper Europe Fund, the Board of Trustees will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.

DESCRIPTION OF THE SCUDDER EUROPE FUND'S SHARES. Shares of the Scudder Europe Fund will be issued to the Kemper Europe Fund in accordance with the procedures detailed in the Plan and as described in the Scudder Europe Fund's Preliminary Prospectus. These procedures are substantially similar to those currently in place for the Kemper Europe Fund. The Scudder Europe Fund does not issue share certificates to shareholders.

The Scudder Europe Fund currently has authorized four classes of common stock, called Class A shares, Class B shares, Class C shares and Class M shares. The Scudder Europe Fund intends to continuously offer its shares (with the exception of Class M shares) after the Reorganization. The per share net asset value of the Class B and Class C shares will generally be lower than that of the Class A and M shares because of the higher annual expenses borne by the Class B and C Shares. Also, because of the 12b-1 fees to be paid by the Class B and C shares, the total return on the Class B and C shares can be expected to be lower than the total return on the Class A and M shares.

Class A shares are offered at net asset value plus a maximum sales charge of 5.75% of the offering price and are subject to an administrative services fee of up to 0.25%. Reduced sales charges apply to purchases of $50,000 or more of Class A shares. Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege (as described in the Scudder Europe Fund's Preliminary Prospectus) may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed during the second year of purchase.

Class B shares of the Scudder Europe Fund are offered at net asset value without an initial sales charge, but are subject to a 0.75% 12b-1 distribution fee, a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase and an administrative services fee of up to 0.25%. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C shares are offered at net asset value without an initial sales charge, but are subject to a 0.75% 12b-1 distribution fee, a 1% contingent deferred sales charge on redemptions made within one year of purchase, and an administrative services fee of up to 0.25%. Class C shares do not convert into another class.

Class M shares represent the initial shares of the Scudder Europe Fund and are no longer offered. Class M shares are not subject to a contingent deferred sales charge or a 12b-1 distribution fee, but are subject to an administrative services fee of up to 0.25%. Class M shares are subject to a 2% fee on all redemptions (including redemptions in-kind) and exchanges. The Scudder Europe Fund will pay in-kind redemptions sought by Class M shareholders to the extent those redemptions exceed $500,000. Class M shares will automatically convert to Class A shares one year after the date of the Reorganization. See the Preliminary Pro-spectus of the Scudder Europe Fund and "Organization of the Fund" in the Scudder Europe Fund's Preliminary Statement of Additional Information for other information with respect to the shares of the Scudder Europe Fund.

FEDERAL INCOME TAX CONSEQUENCES. The exchange of assets of the Kemper Europe Fund for shares of the Scudder Europe Fund, followed by the distribution of these shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(l) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Scudder Europe Fund and the Kemper Europe Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Scudder Europe Fund, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

(1) the transfer of all of the Kemper Europe Fund's assets in exchange for the Scudder Europe Fund's shares and the assumption by the Scudder Europe Fund of the liabilities of the Kemper Europe Fund, and the distribution of the Scudder Europe Fund's shares to the shareholders of the Kemper Europe Fund in exchange for their shares of the Kemper Europe Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Scudder Europe Fund and the Kemper Europe Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2) no gain or loss will be recognized by the Scudder Europe Fund upon the receipt of the assets of the Kemper Europe Fund solely in exchange for the Scudder Europe Fund's shares and the assumption by the Scudder Europe Fund of the liabilities of the Kemper Europe Fund;

(3) no gain or loss will be recognized by the Kemper Europe Fund upon the transfer of the Kemper Europe Fund's assets to the Scudder Europe Fund in exchange for the Scudder Europe Fund's shares and the assumption by the Scudder Europe Fund of the liabilities of the Kemper Europe Fund or upon the distribution of the Scudder Europe Fund's shares to the Kemper Europe Fund's shareholders;

(4) no gain or loss will be recognized by shareholders of the Kemper Europe Fund upon the exchange of their shares for shares of the Scudder Europe Fund or upon the assumption by the Scudder Europe Fund of the liabilities of the Kemper Europe Fund;

(5) the aggregate tax basis of the shares of the Scudder Europe Fund received by each shareholder of the Kemper Europe Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the Kemper Europe Fund held by such shareholder immediately prior to the Reorganization, and the holding period of shares of the Scudder Europe Fund to be received by each shareholder of the Kemper Europe Fund will include the period during which shares of the Kemper Europe Fund exchanged therefor were held by such shareholder (provided shares of the Kemper Europe Fund were held as capital assets on the date of the Reorganization); and

(6) the tax basis of Kemper Europe Fund's assets acquired by the Scudder Europe Fund will be the same as the tax basis of such assets to the Kemper Europe Fund immediately prior to the Reorganization, and the holding period of the assets of the Kemper Europe Fund in the hands of the Scudder Europe Fund will include the period during which those assets were held by the Kemper Europe Fund.

Shareholders of the Kemper Europe Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Kemper Europe Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

POTENTIAL TAX CONSEQUENCES. If the Scudder Europe Fund experiences net redemptions after converting to an open-end investment company, the Scudder Europe Fund would be required to sell portfolio securities. Many of the Scudder Europe Fund's portfolio securities have appreciated in value since purchased and, if sold, would result in realization of capital gains. As of February 28, 1999, the unrealized appreciation of the Scudder Europe Fund's portfolio securities was $134,069,202 (39% of the Fund's portfolio). The portfolio activity that may be necessitated by redemption requests following conversion could result in the realization of significant capital gains by the Scudder Europe Fund, in addition to those historically incurred in the ordinary course of the Scudder Europe Fund's investment activity, which would be distributed to stockholders. Such distributions would be taxable to the stockholders who receive them. As of February 28, 1999, based on a share's net asset value of $21.19, the Scudder Europe Fund had net undistributed realized short-term capital gains of $0 per share and net undistributed realized long-term capital gains of $1.96 per share. Distributed net short-term capital gains are taxable to recipient stockholders as ordinary income and long-term capital gains are taxable as capital gains. Accordingly, the actions of redeeming stockholders may have adverse tax consequences for the Scudder Europe Fund and its remaining stockholders. The Scud-der Europe Fund may employ the equalization method of tax accounting, which would reduce the portion of realized capital gains required to be paid to remaining shareholders as taxable distributions. In addition, as noted above, the Scudder Europe Fund intends to pay in-kind redemptions sought by Class M Shareholders to the extent those redemptions exceed $500,000 in an attempt to minimize the adverse tax consequences resulting from redemptions for non-redeeming stockholders. (The Scudder Europe Fund also will not offer an exchange privilege to Class M shareholders with respect to transactions that would trigger an in-kind redemption.) By paying large redemptions in-kind, the Scudder Europe Fund may avoid having to sell appreciated portfolio securities and realizing capital gains. Therefore, the Scudder Europe Fund may avoid distributing capital gains to remaining stockholders of the Scudder Europe Fund as a consequence of large redemptions.

Even in the absence of conversion, unrealized capital appreciation may be realized in the future. However, if there are redemptions due to conversion, the gains will be realized sooner than they would have been under the closed-end format. A nonredeeming stockholder who receives a capital gain distribution resulting from sales of portfolio investments necessitated by redemptions in connection with the Reorganization will realize a smaller gain (or a larger loss) upon a subsequent redemption of shares as the Fund's distribution of such capital gains will reduce the net asset value of the stockholder's shares.

CAPITALIZATION. The following table sets forth, as of April 30, 1999, (i) the capitalization of the Kemper Europe Fund, (ii) the capitalization of the Scudder Europe Fund, and (iii) the pro forma capitalization of the Scudder Europe Fund as adjusted to give effect to the Reorganization. The capitalization of the Scudder Europe Fund is likely to be different when the Reorganization is consummated.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of the Scudder Europe Fund and the Kemper Europe Fund as of April 30, 1999 as adjusted giving effect to the Reorganization discussed herein(1).

                       SCUDDER EUROPE   KEMPER EUROPE
                            FUND            FUND         PRO FORMA        PRO FORMA FOR
                          (ACTUAL)        (ACTUAL)      ADJUSTMENTS       REORGANIZATION
                       --------------   -------------   ------------      --------------
Net Assets...........   $351,657,237     $67,364,406    $(39,221,388)(2)   $379,800,255
Net asset value
 per share...........   $      21.56              --              --       $      19.26(3)(5)
Net asset value per
 share, Class A......             --     $     14.40              --       $      19.26(3)
Net asset value per
 share, Class B......             --     $     14.05              --       $      19.26(3)
Net asset value per
 share, Class C......             --     $     14.15              --       $      19.26(3)
Shares outstanding...     16,310,537              --              --         16,310,537(5)
Shares outstanding,
 Class A(4)..........             --       2,253,099        (610,487)         1,642,612
Shares outstanding,
 Class B(4)..........             --       2,154,354        (623,381)         1,530,973
Shares outstanding,
 Class C(4)..........             --         328,918         (93,400)           235,518

---------------
(1) Assumes the Reorganization had been consummated on April 30, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Europe Fund will be received by the shareholders of the Kemper Europe Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Europe Fund that actually will be received on or after such date.

(2) Assumes capital gains distributions, without any reinvestment, of $37,516,294 and $1,705,094 for the Scudder Europe Fund and the Kemper Europe Fund, respectively.

(3) Net asset value per share after capital gains distributions, assuming no reinvestment.

(4) Assumes the issuance of 1,642,612 Class A, 1,530,973 Class B, and 235,518 Class C shares in exchange for the net assets of the Kemper Europe Fund. The number of shares issued is based on the pro forma net asset value of each class of Fund shares, net of estimated capital gains distributions on April 30, 1999.

(5) Existing shares of Scudder Europe Fund will be redesignated as Class M shares.

                             PRINCIPAL SHAREHOLDERS

As of the Record Date, the following persons owned beneficially more than 5% of the outstanding shares of the Kemper Europe Fund:

                                                            PERCENT
NAME AND ADDRESS                   CLASS    SHARES HELD    OWNERSHIP
----------------                   -----    -----------    ---------
National Financial Services
  Corporation*.................      A        191,439        8.87
  200 Liberty Street,
  4th Floor
  New York, NY 10281
Donaldson, Lufkin & Jenrette
  Securities Corp., Inc.*......      A        137,903        6.39
  P.O. Box 2052
  Jersey City, NJ 07303
National Financial Services
  Corporation*.................      B        182,565        9.06
  200 Liberty Street,
  4th Floor
  New York, NY 10281
Donaldson, Lufkin & Jenrette
  Securities Corp., Inc.*......      B        163,943        8.14
  P.O. Box 2052
  Jersey City, NJ 07303
National Financial Services
  Corporation*.................      C         27,014        8.47
  200 Liberty Street,
  4th Floor
  New York, NY 10281
National Financial Services
  Corporation*.................      C         25,579        8.65
  200 Liberty Street,
  4th Floor
  New York, NY 10281

---------------
* Kemper Europe Fund believes that these entities are not the beneficial owners of shares held of record by them.

All of the officers and Trustees of the Kemper Europe Fund as a group owned less than 1% of the outstanding voting securities of the Kemper Europe Fund, as of the Record Date.

To the best of Scudder Europe Fund's knowledge, as of March 31, 1999, no shareholder held 5% or more of the Fund's shares, with the exception of Lazard Freres & Co. LLC which held 6.40% of the Fund's shares. All of the officers and Directors of the Scudder Europe Fund as a group owned less than 1% of the outstanding voting securities of the Scudder Europe Fund as of March 31, 1999.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following discussion is based upon and qualified in its entirety by the disclosures in the Statement of Additional Information to this Prospectus/Proxy Statement, the Preliminary Prospectus and Statement of Additional Information of the Scudder Europe Fund and the Prospectus and Statement of Additional Information of the Kemper Europe Fund.

INVESTMENT OBJECTIVES. The investment objective of the Scudder Europe Fund is long-term capital appreciation. The investment objective of the Kemper Europe Fund is long-term capital growth. There can be no assurance that any Fund will achieve its investment objective. The investment objective of the Scudder Europe Fund may not be changed by the Board of Directors without the affirmative vote of the holders of a majority of the outstanding shares (as defined in the 1940
Act) of the Scudder Europe Fund. The Kemper Europe Fund's investment objective, however, may be changed without a vote of shareholders.

INVESTMENT POLICIES. In seeking to achieve their investment objectives, the Scudder Europe Fund and the Kemper Europe Fund are guided by substantially similar policies that should be considered by the shareholders of the Kemper Europe Fund.

Both the Scudder Europe Fund and the Kemper Europe Fund seek to achieve their objectives by investing primarily in equity securities of European companies ("European Equity Securities"). European Equity Securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments and warrants, options and rights exercisable for equity securities that are issued by European companies as defined below.

Each Fund considers an issuer of securities to be a European company if: (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives 50% or more of its total revenues from business in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. Under normal circumstances, the Scudder Europe Fund will invest at least 65% of its total assets in European Equity Securities. The Kemper Europe Fund, however, invests at least 85% of its total assets in European Equity Securities and will also invest at least 65% of its total assets in European Equity Securities of issuers meeting at least one of the first two criteria described above. For purposes of the foregoing, each Fund also considers European Equity Securities to include: (i) shares of closed-end management investment companies, the assets of which are invested primarily in European Equity Securities and (ii) depository receipts (such as American Depository Receipts and European Depository Receipts) where the underlying or deposited securities are European Equity Securities.

Each Fund invests principally in developed countries, but the Kemper Europe Fund may invest up to 25% of its total assets in developing or "emerging" countries. The Scudder Europe Fund may also invest in emerging markets, but no such limitation is imposed on the amount of assets that may be so invested. Currently, the developed European countries in which each Fund may invest (without limit) include: Austria, France, Germany, the Netherlands, Switzerland, Spain, Italy, Luxembourg, United Kingdom, Ireland, Belgium, Denmark, Sweden, Norway and Finland. Each Fund may, in the discretion of its investment manager, invest without limit in other European countries in the future if they become developed countries. Some examples of emerging European countries in which both Funds may invest are Portugal, Greece, Turkey, Hungary, Poland and the Czech Republic.

In pursuing its objective, each Fund invests primarily in European Equity Securities believed to have potential for capital growth. However, there is no requirement that each Fund invest exclusively in European Equity Securities. Subject to the limits described above, each Fund may invest in any other type of security including, but not limited to, equity securities of non-European companies, bonds, notes and other debt securities of domestic or foreign companies (including euro-currency instruments and securities) and obligations of domestic or foreign governments and their political subdivisions. Currently, the Kemper Europe Fund does not intend to invest more than 5% of its net assets in debt securities during the coming year (except for temporary defensive investments as described below). The Scudder Europe Fund, however, may invest up to 20% of its total assets in debt securities, including those deemed to be below investment grade.

Each Fund makes investments in various European countries. Under normal circumstances, business activities in not less than five different European countries will be represented in the Kemper Europe Fund's portfolio. The Kemper Europe Fund may, from time to time, have 25% or more of its assets invested in any major European industrial or developed country which, in the view of its investment manager, poses no unique investment risk. Although Scudder Europe Fund has no such stated policy, it is not precluded from investing 25% or more of its assets in any major European industrial or developed country as deemed appropriate by its investment manager. The Scudder Europe Fund intends to allocate its investments among at least three countries at all times.

NON-DIVERSIFIED. Unlike the Kemper Europe Fund, the Scudder Europe Fund has elected to operate as a "non-diversified" investment company under the 1940 Act and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Scudder Europe Fund may be subject to greater risks with respect to its portfolio than a more broadly diversified fund. As of March 31, 1999, however, Scudder Europe Fund held positions in securities issued by 80 issuers and no single issuer constituted more than 5.8% of the Fund's assets.

PRIVATIZED ENTERPRISES. Both the Scudder Europe Fund and the Kemper Europe Fund may invest in securities issued by foreign enterprises that have undergone or are currently undergoing privatization.

DEPOSITORY RECEIPTS. Both the Scudder Europe Fund and the Kemper Europe Fund may invest in securities of foreign issuers through sponsored or unsponsored American, European and Global depository receipts.

DEBT SECURITIES. Both the Scudder Europe Fund and the Kemper Europe Fund may invest in debt securities. As stated above, the Kemper Europe Fund does not intend to invest more than 5% of its net assets in debt securities (except for temporary defensive purposes). The Scudder Europe Fund, however, may invest up to 20% of its total assets in debt securities, including debt securities rated below investment grade (i.e., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or below BBB by Standard & Poor's ("S&P") and unrated securities of similar quality as determined by the investment manager. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks. The Scudder Europe Fund may also purchase bonds rated B or lower by Moody's or S&P, and may invest in securities which are rated C by Moody's or D by S&P or securities of comparable quality in its investment manager's judgment. Such securities may be in default with respect to payment of principal or interest, carry a high degree of risk and are considered speculative.

SMALL COMPANIES. Both the Scudder Europe Fund and the Kemper Europe Fund may invest their assets in the securities of companies with small or low market capitalizations.

TEMPORARY DEFENSIVE PRACTICES. When in the opinion of the investment manager market conditions warrant, the Scudder Europe Fund and the Kemper Europe Fund may hold foreign or U.S. debt instruments, as well as cash or cash equivalents including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes.

The Scudder Europe Fund may also invest up to 20% of its assets in the above instruments to maintain liquidity.

SPECIALIZED INVESTMENTS. The Scudder Europe Fund may also invest in "Specialized Investments" which consist of equity securities of: (i) privately-held European companies; (ii) European companies that have recently made initial public offerings of their shares; (iii) government-owned or -controlled companies that are being privatized; (iv) smaller publicly-held European companies, i.e., any European company having a market capitalization of less than $500 million (the Board of Directors of the Scudder Europe Fund may, in the future, reevaluate and increase or decrease the maximum market capitalization for qualification as a smaller European company); (v) companies and joint ventures based in Eastern Europe; (vi) private placements and joint venture participations in European companies that may not be readily marketable;
(vii) pooled investment funds that invest principally in securities in which the Fund may invest, which are considered investment companies for purposes of the 1940 Act restrictions described below; and (viii) European companies with private market values perceived by the investment manager to be substantially in excess of their publicly-traded values. The Kemper Europe Fund is not prohibited from entering into "Specialized Investments", but any such investments would constitute a small portion of its investment portfolio. Scudder Europe Fund has no present intention of investing a significant amount of its assets in "Specialized Investments."

CONVERTIBLE SECURITIES. Both the Scudder Europe Fund and the Kemper Europe Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payment and/or an opportunity for capital appreciation by virtue of their conversion or exchange features. The convertible securities in which each Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio.

REPURCHASE AGREEMENTS. Both the Scudder Europe Fund and the Kemper Europe Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the investment manager to be at least as high as that of other obligations the Funds may purchase. The Kemper Europe Fund, however, does not intend to invest more than 5% of its net assets in repurchase agreements. Scudder Europe Fund is not limited in the amount of its assets that may be invested in repurchase agreements, although it has no current intention of investing a significant amount of its assets in such instruments.

BORROWING. Both the Scudder Europe Fund and the Kemper Europe Fund may not borrow money, except as permitted under the 1940 Act. The Scudder Europe Fund will borrow only when the investment manager believes that borrowing will benefit the Scudder Europe Fund after taking into account considerations such as the costs of the borrowing. The Scudder Europe Fund does not expect to borrow for investment purposes, to increase return or leverage the portfolio.

ILLIQUID SECURITIES. Both the Scudder Europe Fund and the Kemper Europe Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. Both the Scudder Europe Fund and the Kemper Europe Fund may not invest more than 15% of their respective net assets in illiquid securities.

WHEN-ISSUED SECURITIES. Unlike the Kemper Europe Fund, the Scudder Europe Fund may from time to time purchase equity and debt securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Scudder Europe Fund to the issuer and no interest accrues to the Scudder Europe Fund. To the extent that assets of the Scudder Europe Fund are held in cash pending the settlement of a purchase of securities, the Scudder Europe Fund would earn no income; however, it is the Scudder Europe Fund's intention to be fully invested to the extent practicable. While when-issued or forward delivery securities may be sold prior to the settlement date, the Scudder Europe Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Scudder Europe Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Scudder Europe Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

LENDING OF PORTFOLIO SECURITIES. Consistent with the requirements of the 1940 Act, both the Scudder Europe Fund and the Kemper Europe Fund may lend their portfolio securities. The Scudder Europe Fund may not lend its portfolio securities in an amount that would exceed 25% of its total assets and the Kemper Europe Fund may not lend its portfolio securities in an amount that would exceed 33 1/3% of the value of its total assets.

SHORT SALES AGAINST-THE-BOX. Both the Scudder Europe Fund and the Kemper Europe Fund may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Each Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. Each Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

STRATEGIC TRANSACTIONS. No more than 5% of the Scudder Europe Fund's assets will be committed to the following transactions if entered into for non-hedging purposes. The Kemper Europe Fund has no such limitation, and to do so with respect to futures contracts and related options would subject Kemper Europe Fund to regulation by the Commodities Futures Trading Commission as a commodity pool.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument and may purchase and write call and put options on financial futures contracts. Transactions involving financial futures and options thereon may be entered into by the Funds only for hedging purposes and not for speculation.

OPTIONS ON SECURITIES. Both Funds may purchase exchange-listed and over-the-counter ("OTC") call options on securities. In addition, both Funds may write (sell) exchange-listed and OTC "covered" call options on securities as long as they own the underlying securities subject to the option or meet asset segregation requirements to the extent required by applicable regulation in connection with the optioned securities. The Scudder Europe Fund may purchase and sell exchange-listed and OTC put options on securities (whether or not it holds the securities in its portfolio), but will not sell put options if, as a result, more than 50% of its total assets would be required to be segregated to cover the potential obligations under such put options. The Kemper Europe Fund may write exchange-listed and OTC "covered" put options on securities provided that, as long as the Fund is obligated as a writer of a put option, it will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.

OTC OPTIONS. The Scudder Europe Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NSRO") or are determined to be of equivalent credit quality by the investment manager. The Kemper Europe Fund will only engage in OTC options transactions with dealers approved by the investment manager pursuant to procedures adopted by its Board of Trustees. The Scudder Europe Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the counterparty to sell the option back to the Fund at a formula price within seven days. The Scudder Europe Fund also expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The Kemper Europe Fund anticipates entering into agreements with dealers to which it sells OTC options whereby it would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreement.

OPTIONS ON INDICES. Both Funds may purchase and sell options on securities and other financial indices. The Kemper Europe Fund may only enter into these transactions for hedging purposes and not for speculation.

FOREIGN CURRENCY OPTIONS. Both Funds may engage in foreign currency options transactions, however the Scudder Europe Fund may only do so for hedging purposes. In addition, the Scudder Europe Fund may engage in these transactions only with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NSRO or (except for OTC currency options) are determined to be of equivalent quality by the investment manager.

FOREIGN CURRENCY FUTURES TRANSACTIONS. Both Funds may engage in foreign currency futures transactions for hedging purposes only.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Both Funds may engage in forward foreign currency transactions. The Scudder Europe

Fund may only do so for hedging purposes. The Kemper Europe may engage in such transactions when the investment manager believes that it is in the best interest of the Fund to do so, but it will not speculate in foreign currency exchange.

SWAPS, CAPS, FLOORS AND COLLARS. Unlike the Kemper Europe Fund, the Scudder Europe Fund may enter into interest rate, currency and index swaps and purchase and sell related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Scudder Europe Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream that it may be obligated to pay.

COMBINED TRANSACTIONS. The Scudder Europe Fund may also enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions instead of a single transaction, or as part of a single or combined strategy when in the option of the investment manager it is in the best interests of the Fund to do so.

EURODOLLAR INSTRUMENTS. The Scudder Europe Fund may make investments in Eurodollar instruments which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. The Fund may use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

DERIVATIVES. Both the Scudder Europe Fund and the Kemper Europe Fund may, but are not required to, utilize various other investment strategies as described above to hedge various market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of the fixed-income securities in their portfolios, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

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

                            INVESTMENT RESTRICTIONS

The investment restrictions of the Scudder Europe Fund and the Kemper Europe Fund are substantially similar, but not identical. The following discussion of fundamental and nonfundamental restrictions is based upon and qualified entirely by the disclosures in the Statement of Additional Information for this Prospectus/Proxy Statement, Preliminary Prospectus and Statement of Additional Information of the Scudder Europe Fund and the Prospectus and Statement of Additional Information of the Kemper Europe Fund. Fundamental policies may be changed only with the approval of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, whereas nonfundamental policies may be changed by a Fund's Board.

FUNDAMENTAL POLICIES

The Scudder Europe Fund may not purchase securities on margin or make short sales of securities, except such short-terms credits as may be necessary or routine for clearance of transactions and the maintenance of margin with respect to options and financial futures transactions. The Kemper Europe Fund has a similar restriction, except that it is classified as a non-fundamental policy. Both Funds are permitted to make short sales against-the-box.

Neither the Scudder Europe Fund nor the Kemper Europe Fund may issue senior securities or borrow money except that the Funds may borrow money as permitted under the 1940 Act, as interpreted or modified by the regulatory authority having jurisdiction from time to time. The Scudder Europe Fund is currently prohibited from pledging its assets, but has proposed a Charter amendment to permit the Fund to pledge its assets to secure permitted borrowings. However, there is no assurance that the shareholders of the Scudder Europe Fund will approve this change. As a nonfundamental policy, the Kemper Europe Fund may pledge up to 15% of its total assets to secure borrowings. For the purposes of these investment restrictions, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security. Further, neither Fund may make loans, except that each Fund may lend its portfolio securities consistent with the 1940 Act limitations. The Scudder Europe Fund may lend its portfolio securities in an amount up to 25% of its total assets, but as a nonfundamental policy currently intends to limit securities lending to 5% of its total assets.

Also, neither the Scudder Europe Fund nor the Kemper Europe Fund may invest more than 25% of the total value of their assets in a particular industry or act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under applicable securities laws.

In addition, neither Fund may buy or sell commodities or commodity contracts or real estate or interests in real estate, although they may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities, may purchase and sell futures contracts and related options on stock indices and currencies, may enter into forward currency exchange contracts, may write options on stocks and may purchase and sell options on currencies and stock indexes. The Kemper Europe Fund also reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

NONFUNDAMENTAL POLICIES

The Scudder Europe Fund may not borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Scudder Europe Fund's Preliminary Prospectus and Statement of Additional Information which may be deemed to be borrowings. In addition, the Scudder Europe Fund may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

The Scudder Europe Fund may not purchase options, unless the aggregate premiums paid on all such options held by the Scudder Europe Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result the aggregate value of the obligations underlying such put options would exceed 50% of its total assets. Although authorized to do so, the portfolio managers of the Scudder Europe Fund have no current intention to utilize these strategies to a significant extent.

The Scudder Europe Fund may not enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Scudder Europe Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Scudder Europe Fund's total assets; provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit. The Kemper Europe Fund may not write or sell put or call options, combinations thereof or similar options on more than 25% of its net assets; nor may it purchase put or call options if more than 5% of its net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, it may buy or sell options on financial futures contracts.

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

The Scudder Europe Fund may not purchase warrants if as a result such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Scudder Europe Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value). Although the Scudder Europe Fund may lend its portfolio securities in an amount up to 25% of its total assets, it currently intends as a nonfundamental policy to limit securities lending to 5% of its total assets. Also, the Scudder Europe Fund may not participate on a joint and several basis in any trading account in securities.

Neither the Scudder Europe Fund nor the Kemper Europe Fund may (i) invest for the purpose of exercising control or management of another issuer; (ii) invest more than 15% of their respective net assets in illiquid securities; or (iii) purchase more than 10% of any class of voting securities of any issuer.

Finally, the Kemper Europe Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

                                  RISK FACTORS

CONVERSION OF SCUDDER EUROPE FUND TO OPEN-END FORM. Shareholders of Scudder Europe Fund are being asked to vote on a number of proposals. Approval of the open-ending proposal by the shareholders of the Scudder Europe Fund is a condition to the Reorganization. The other proposals are factors to be considered by Kemper Europe Fund shareholders, but are not essential to the Reorganization. These factors include: (i) the election of the Board of Directors, (ii) the ratification of the selection of the independent auditors,
(iii) the approval of certain further amendments to the Fund's Articles of Incorporation to reflect provisions that are consistent with articles of incorporation for an open-end fund and (iv) the approval of a new Investment Advisory Agreement with Scudder Kemper providing for, among other things, an advisory fee rate identical to that currently in place for Kemper Europe Fund to take effect if the open-ending provision is approved. As stated above, Scudder Kemper has indicated that it will contractually reduce its fees so that its advisory fees do not exceed the level currently paid by Kemper Europe Fund in the event that shareholders of Scudder Europe Fund approve the proposal to open-end, but do not approve the proposed new Investment Advisory Agreement.

Conversion to an open-end investment company could result in immediate redemptions of Scudder Europe Fund shares, which could be substantial, and, consequently, result in a marked reduction in the Fund's size. Conversion to an open-end investment company may create an incentive for stockholders to capitalize on the elimination of the Scudder Europe Fund's historical discount by redeeming their shares. In addition, market professionals and other investors who view closed-end funds as arbitrage opportunities could have taken or could take sizable positions in shares of the Scudder Europe Fund prior to conversion for the purpose of profiting through redemption immediately following an open-ending. This arbitrage phenomenon could serve to increase the percentage of Scudder Europe Fund shares subject to redemption requests. Other closed-end funds that have converted to open-end form have experienced redemptions that exceed sales after conversion, and, in some instances, net redemptions have been substantial. The Scudder Europe Fund bears this risk. A decrease in net assets could result in less diversification or in smaller portfolio positions in its investments, which could adversely affect total return performance. In addition, as a result of any decrease in size resulting from redemptions, the Scudder Europe Fund could experience a further increase in its expense ratio. It is estimated that if the Scudder Europe Fund's net assets decrease by 50% from the present size of $374,049,172 as of December 31, 1998 due to redemption requests, for example, the Scudder Europe Fund's expense ratio would be approximately 1.87%, 3.16%, 2.62% and 1.59% for Class A,

B, C and M shares. A higher expense ratio would lower the Scudder Europe Fund's total return performance. Scudder Kemper, however, has agreed to limit the total annual operating expenses of Class A, B and C shares to 1.75%, 2.65% and 2.62% for the one year period following the Reorganization.

Scudder Kemper, and its affiliate KDI, believe that the Scudder Europe Fund can be successfully marketed as an open-end fund to attract new assets. As a result, to the extent the Scudder Europe Fund is subject to net redemptions in connection with the conversion to open-end form, Scudder Kemper and KDI believe that the Scudder Europe Fund ultimately may be able to increase its net assets.

To mitigate the attendant costs of redemptions, the Scudder Europe Fund will impose a fee of 2% on redemptions and exchanges of Class M shares (those shares previously held by shareholders of the Scudder Europe Fund in closed-end form) for a one year period following the Reorganization. The purpose of this fee is to discourage short-term trading in a vehicle intended for long-term investment and to restrict the ability of short-term traders to cause the Fund and its non-redeeming stockholders to bear undue transaction and other expenses forced by the redemption of others. To minimize the tax burden on remaining shareholders from redemptions, the Scudder Europe Fund will also pay in-kind redemptions sought by Class M stockholders to the extent those redemptions exceed $500,000. In-kind redemptions by Class M shareholders are also subject to a 2% redemption fee and will result in the recognition by the redeeming shareholder of gain or loss for federal income tax purposes based upon the difference between the fair market value of the securities received and that shareholder's basis in the shares redeemed. Although significant net redemptions could cause the Scudder Europe Fund to become too small to be considered economically viable, redemptions at such level are not presently anticipated.

Because of their substantially similar investment policies, the Scudder Europe Fund and the Kemper Europe Fund are exposed to similar risks. The following summarizes principal risk factors of each Fund:

STOCK MARKET. Both the Scudder Europe Fund and the Kemper Europe Fund invest primarily in equity securities. As a result, each Fund's returns and net asset value will go up and down. Stock market movements will affect each Fund's share price on a daily basis. Declines in value are possible both in the overall stock market or in the types of securities held by a Fund.

PORTFOLIO STRATEGY. The portfolio manager's skill in choosing appropriate investments for both Funds will determine in large part each Fund's ability to achieve its investment objective.

FOREIGN SECURITIES. Investing in foreign securities involves other considerations including limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets. In addition, investing in foreign securities involves special risks including changes in foreign currency exchange rates and political and economic instability. Some countries may also restrict a Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a Fund. Some countries may also have less developed securities markets (and related transaction, registration and custody practices).

EUROPEAN SECURITIES. Each Fund's performance will be affected by political, social and economic factors affecting issuers in European countries, including: growth of GDP or GNP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, as well as interest and monetary exchange rates among European countries.

EMERGING MARKETS. Both Funds have the ability to invest in emerging markets. Eastern European countries and certain Southern European countries are considered to be emerging markets. Investing in emerging markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risk. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to operational and other risks as well. Some countries may have restrictions that could limit a Fund's access to attractive opportunities. Additionally, emerging markets often face serious problems (such as high external debt, inflation and unemployment) that could subject a Fund to increased volatility or substantial declines in value.

NONDIVERSIFIED STATUS. The Scudder Europe Fund is considered a nondiversified investment company under the 1940 Act and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Scudder Europe Fund may be subject to greater risks with respect to its portfolio securities than a fund that is more broadly diversified, such as the Kemper Europe Fund.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

LOWER RATED SECURITIES. These securities carry a higher risk that the issuer will be unable to pay principal and interest when due, and the market to sell such securities may be limited. This risk may be more pronounced for the Scudder Europe Fund since it may invest up to 20% of its assets in such securities.

RISKS OF DERIVATIVE INSTRUMENTS. The use of these instruments requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. The success of a Fund in selecting these instruments for its portfolio depends on the skill of the investment manager in predicting the movement of interest rates, the value of particular instruments and other economic variables. There is no assurance that the investment manager will accurately predict these movements.

EXPOSURE RISK. The risk associated with techniques that increase a Fund's exposure to a security, index or its investment portfolio. Exposure is a Fund's maximum potential gain or loss from an investment. Certain investments (such as options and futures) may have the effect of magnifying declines as well as increases in a Fund's net asset value. Losses from writing options and entering into futures can be unlimited.

YEAR 2000 READINESS. Like other mutual funds and financial and business organizations worldwide, both Funds could be adversely affected if computer systems on which they rely, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on each Fund's business and operations, such as problems with calculating net asset value and difficulties in implementing a Fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect each Fund and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by the Funds or on global markets or economies generally.

EURO CONVERSION. The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operations of both Funds. The Euro was introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European Union members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a Fund's holdings is negative, a Fund's performance could be hurt.

                            MANAGEMENT OF THE FUNDS

As stated above, if approved by the shareholders of the Scudder Europe Fund, that Fund will have the same investment advisory agreement in place and will be governed by the same directors and officers as the Kemper Europe Fund upon the Reorganization. Scudder Kemper will provide investment advisory services to the Scudder Europe Fund under an advisory agreement substantially similar to the advisory agreement currently in effect between Scudder Kemper and the Kemper Europe Fund. The specific persons at Scudder Kemper who are responsible for the day-to-day management of the Scudder Europe Fund are described in the Preliminary Prospectus of the Scudder Europe Fund which accompanies this Prospectus/Proxy Statement.

In addition, (1) Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, will provide accounting services, (2) KDI will provide administration and distribution services, and Investors Fiduciary Trust Company ("IFTC") will provide transfer agency and dividend paying services through its agreement with Kemper Services Company, an affiliate of Scudder Kemper, all pursuant to agreements substantially similar to those currently in effect between such service providers and the Kemper Europe Fund. With the exception of a new accounting service fee of approximately .10%, THE ADVISORY FEES, ADMINISTRATIVE FEES AND DISTRIBUTION FEES PAYABLE UNDER THE NEW AGREEMENTS FOR THE REORGANIZED SCUDDER EUROPE FUND IN THE AGGREGATE WOULD BE THE SAME AS THOSE CURRENTLY IN EFFECT FOR KEMPER EUROPE FUND. Unlike the Kemper Europe Fund, however, Brown Brothers Harriman & Co. ("BBH") will provide custodial services for all cash and securities of the Scudder Europe Fund. BBH currently provides custodial services to the Scudder Europe Fund as well as to other funds in the Kemper family. THE FEES PAYABLE FOR SUCH CUSTODIAL SERVICES WILL BE NO HIGHER AFTER THE REORGANIZATION THAN THOSE CURRENTLY PAID BY THE KEMPER EUROPE FUND. In addition, Ernst & Young, LLP, the current independent auditors for the Kemper Europe Fund, is proposed to serve in that capacity for the Scudder Europe Fund. The shareholders of the Scudder Europe Fund are being asked to ratify the selection of Ernst & Young LLP as independent auditors for that Fund for the purpose of obtaining certain efficiencies by having the same auditors as other funds in the Kemper family of funds. Ratification of the selection of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast by the shareholders of Scudder Europe Fund at the Fund's annual meeting.

               INTEREST OF CERTAIN PERSONS IN THE REORGANIZATION

Scudder Kemper may be deemed to have an interest in the Plan and the Reorganization because it provides investment advisory services to the Scudder Europe Fund and the Kemper Europe Fund. Scudder Kemper receives compensation from the Scudder Europe Fund and the Kemper Europe Fund for services it provides pursuant to investment advisory agreements. The terms and provisions of these arrangements are described in each Fund's Prospectus and Statement of Additional Information. Future growth of assets of the Scudder Europe Fund, if any, can be expected to increase the total amount of fees payable to Scudder Kemper and its affiliates. Further, as a result of the Reorganization, Scudder Investments (U.K.) Limited, a subsidiary of Scudder Kemper, will not serve as the sub-adviser to the Scudder Europe Fund as it currently does for the Kemper Europe Fund. Therefore, Scudder Kemper will retain the amount it had previously paid to the affiliated sub-adviser in connection with the services provided in connection with the management of the Kemper Europe Fund. No fee or expense of the Scudder Europe Fund will increase, however, as a result of the absence of the above sub-advisory arrangement. Further, Scudder Kemper has agreed to adopt the lower advisory fees currently paid by the Kemper Europe Fund.

Affiliates of Scudder Kemper (i.e., KDI, Scudder Fund Accounting Corporation and Kemper Services Company) may also be deemed to have an interest in the Plan and the Reorganization because of the services they provide to the Kemper Europe Fund and will continue to provide to the Scudder Europe Fund. Further, a fee of approximately .10% will be paid to Scudder Fund Accounting Corporation for services which is not currently paid by the Kemper Europe Fund. With the exception of this new accounting fee, however, these service providers have agreed to charge the same fees to the Scudder Europe Fund as those currently in effect for the Kemper Europe Fund.

                      INFORMATION ON SHAREHOLDERS' RIGHTS

The following discussion, as it pertains to the Scudder Europe Fund, relates to the Fund in open-end form, and assumes that certain amendments to the Scudder Europe Fund's Charter will be approved by its shareholders. The open-ending proposal of the Scudder Europe Fund is not conditioned upon the approval of all of those changes (certain of which require the affirmative vote of 75% of the votes entitled to be cast by stockholders of the Scudder Europe Fund). However, if all of those changes are not approved, the Scudder Europe Fund will retain certain characteristics more typically associated with a closed-end fund. Those specific characteristics are discussed in the relevant sections below.

GENERAL. The Scudder Europe Fund is a Maryland corporation that was incorporated on November 22, 1989 and is governed by its Articles of Incorporation, By-Laws and Board of Directors. The Kemper Europe Fund is a Massachusetts business trust organized on June 12, 1995 and is governed by its Declaration of Trust, By-Laws and Board of Trustees. Each Fund is also governed by applicable state and federal law. The Kemper Europe Fund may issue an unlimited number of shares of beneficial interest in one or more series or portfolios, all having no par value, which may be divided by the Board of Trustees into classes of shares. The Scudder Europe Fund has an authorized capital of 500,000,000 shares of common stock with a par value of $.001 per share. The Board of Directors of the Scudder Europe Fund has the power to increase the authorized amount of capital stock and to classify unissued shares for the purposes of creating new series or classes. In both the Kemper Europe Fund and the Scudder Europe Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, unless specified otherwise in the Fund's governing documents. Expenses related to the distribution of each class of shares of each Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of any 12b-1 distribution plan. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive rights. Class B shares of each Fund automatically convert to Class A shares six years after purchase. Class M shares of the Scudder Europe Fund will convert to Class A shares one year after the Reorganization.

The Kemper Europe Fund is not required to hold annual shareholder meetings and does not intend to do so unless required by the 1940 Act or other applicable law. The Kemper Europe Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Kemper Europe Fund Trustees serve until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Trustees. In accordance with the 1940 Act: (a) the Kemper Europe Fund will hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Currently, the Scudder Europe Fund's Charter provides that the Board of Directors will be divided into three classes. According to the relevant provision of the Scudder Europe Fund's Charter, the term of office of the first class expired on the date of the second annual meeting of stockholders, the term of office of the second class expired on the date of the third annual meeting of stockholders and the term of office of the third class expired on the date of the fourth annual meeting of stockholders. Upon the expiration of the term of the office of each class, the Directors in such class are elected for a term of three years to succeed the Directors whose terms of office expire. In connection with the open-ending proposal, the shareholders of the Scudder Europe Fund are being asked to approve an amendment to the Charter to declassify the Board of Directors. Elimination of this Charter provision will permit the Scudder Europe Fund to dispense with annual stockholders meetings, except when required by law to hold such meetings. There is no assurance, however, that this Charter amendment will be approved by the Scudder Europe Fund shareholders. If the amendment is not approved, that Fund will be required to continue to hold annual meetings to elect Directors and incur the related costs of the proxy solicitation process (approximately $50,000 to $60,000).

Subject to each Fund's governing documents, shareholders may remove Directors and Trustees from office at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of each Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a Director or Trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's governing documents provide that the presence at a shareholder meeting in person or by proxy of at least one-third of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of each Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Directors or Trustees and ratification of the selection of independent auditors. Investors in each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.

MULTI-CLASS STRUCTURE. Like the Kemper Europe Fund, the Scudder Europe Fund will offer Class A, B and C shares upon the Reorganization.

Class M Shares represent the initial shares of the Scudder Europe Fund in closed-end form and are no longer offered.

BOARD. The By-Laws of the Kemper Europe Fund and of the Scudder Europe Fund (assuming that the proposed Charter amendment eliminating the classified Board structure is approved by Scudder Europe Fund shareholders) provide that the term of office of each Director/Trustee shall be from the time of his or her election and qualification until the next annual meeting of shareholders and until his or her successor shall have been elected and shall have qualified. Any Director/Trustee of the Kemper Europe Fund or the Scudder Europe Fund may be removed by the vote of at least a majority of the outstanding shares then entitled to be cast for the election of Directors/Trustees. Vacancies on the Boards of the Kemper Europe Fund or the Scudder Europe Fund may be filled by the Directors/Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Directors/Trustees whenever fewer than a majority of the Directors/Trustee then in office were elected by shareholders and to fill vacancies if less than two-thirds of the Directors/Trustees then holding office have been elected by the shareholders.

As stated above, the Board of Scudder Europe Fund will be comprised of the same persons currently serving on the Board of the Kemper Europe Fund.

VOTING RIGHTS. The Kemper Europe Fund does not hold a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or as otherwise required by applicable law (see discussion above). If certain Charter amendments are approved by the shareholders of Scudder Europe Fund as discussed above, that Fund will also not be required to hold annual meetings of shareholders for the purpose of electing Directors.

LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of the Kemper Europe Fund or the Scudder Europe Fund, the shareholders of each Fund are entitled to receive, when and as declared by the Directors/Trustees, the excess of the assets over the liabilities belonging to the relevant Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

LIABILITY OF DIRECTORS/TRUSTEES. The Articles of Incorporation of the Scudder Europe Fund and the Declaration of Trust of the Kemper Europe Fund provide that the Directors/Trustees and officers shall not be liable for monetary damages for breach of fiduciary duty as a Director/ Trustee or officer, except to the extent such exemption is not permitted by law. The Articles of Incorporation of the Scudder Europe Fund and the Declaration of Trust of the Kemper Europe Fund provide that the relevant Fund shall indemnify each Director, Trustee and officer and make advances for the payment of expenses relating to the matter for which indemnification is sought, each to the fullest extent permitted by Maryland or Massachusetts law and other applicable law.

RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Scudder Europe Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the Scudder Europe Fund on file at its principal office. The Declaration of Trust of the Kemper Europe Fund permits any shareholder of the Kemper Europe Fund or his agent to inspect and copy during normal business hours the By-Laws, minutes of the proceedings of shareholders and annual financial statements of Kemper Europe Fund (including a balance sheet and financial statements of operations) on file, at its principal offices.

SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Scudder Europe Fund do not have personal liability for corporate acts and obligations. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust for the Kemper Europe Fund, however, disclaims shareholder liability for acts or obligations of that Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by that Fund or its Trustees. Moreover, the Declaration of Trust provides for indemnification out of the Kemper Europe Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of that Fund and that Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder of Kemper Europe Fund incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Kemper Europe Fund itself is unable to meet its obligations.

Shares of the Scudder Europe Fund issued to the shareholders of the Kemper Europe Fund in the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

The foregoing is only a summary of certain characteristics of the operations of the Scudder Europe Fund and the Kemper Europe Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate and trust documents and state laws governing each Fund for a more thorough description.

                             ADDITIONAL INFORMATION

Both the Scudder Europe Fund and the Kemper Europe Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at the prescribed rates. The Preliminary Prospectus and Statement of Additional Information for the Scudder Europe Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                                 OTHER BUSINESS

The Kemper Europe Fund Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

                        FINANCIAL STATEMENTS AND EXPERTS

The audited statement of net assets of the Kemper Europe Fund, including the schedule of portfolio investments, as of November 30, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996 have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of Ernst & Young LLP, independent auditors, given on the authority of such firm as experts in accounting and auditing.

The annual report of the Scudder Europe Fund for the fiscal year ended October 31, 1998 is also incorporated by reference.

                               LEGAL PROCEEDINGS

The Scudder Europe Fund is a defendant in a class action filed in the Southern District of New York that also names the Fund's Directors and investment adviser (Brautigam v. Bratt, et al. No. 98 Civ. 9060 (AKH)). The complaint alleges breaches of fiduciary duty under sections 36(a) and 48 of the 1940 Act and common law by the defendants in allegedly failing to take adequate steps to diminish the discount to net asset value at which shares of the Fund have traded in recent years. The action has been stayed pending a decision in a similar case on whether such a case may be maintained as a "class action". In any event, the plaintiff's counsel has acknowledged that the case will become moot if and when the Fund converts to open-end status, although they have also expressed an intent to continue to press for a recovery of attorney's fees. In light of how and when the open-ending proposal was developed by the Board and the likelihood that it will be approved by its shareholders, the Scudder Europe Fund has been advised by counsel that it has meritorious defenses to the action and will oppose any effort by plaintiff to recover attorney's fees. Shareholders of the Kemper Europe Fund could possibly bear some expenses for this litigation upon becoming shareholders of the Scudder Europe Fund after the Reorganization.

                                 LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Scudder Europe Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Scudder Europe Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable, Baetjer and Howard, LLP as to certain matters under Maryland law.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of May, 1999, between Scudder New Europe Fund, Inc., a Maryland corporation, (the "Scudder Fund"), and Kemper Europe Fund, a Massachusetts business trust (the "Kemper Fund").

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Kemper Fund (the "Reorganization") will consist of the transfer of substantially all of the assets of the Kemper Fund in exchange solely for shares of the applicable class or classes of common stock of the Scudder Fund (the "Scudder Fund Shares"), the assumption by the Scudder Fund of all of the liabilities of the Kemper Fund, and the distribution, on or after the Closing Date determined pursuant to paragraph 3.1, of the Scudder Fund Shares to the shareholders of the Kemper Fund in liquidation of the Kemper Fund, all upon the terms and conditions set forth in this Agreement.

WHEREAS, the Board of Trustees of the Kemper Fund has determined that the exchange of all of the assets of the Kemper Fund for Scudder Fund Shares and the assumption of all of the liabilities of the Kemper Fund by the Scudder Fund is in the best interests of the Kemper Fund and that the interests of the existing shareholders of the Kemper Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Scudder Fund has determined that the exchange of all of the assets of the Kemper Fund for Scudder Fund Shares and the assumption of the Kemper Fund's liabilities by the Scudder Fund is in the best interests of the Scudder Fund's shareholders and that the interests of the existing shareholders of the Scudder Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements set forth herein, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Kemper Fund in Exchange for Scudder Fund Shares and Assumption of the Kemper Fund's Liabilities and Liquidation of the Kemper Fund

          1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Kemper Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Scudder Fund, and the Scudder Fund agrees in exchange therefor: (i) to deliver to the Kemper Fund the number of Scudder Fund Shares, including fractional Scudder Fund Shares, of each class of the Scudder Fund determined by dividing the value of the Kemper Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the offering price of one Scudder Fund Share of the same class as described in that Fund's then current prospectus; and (ii) to assume all of the liabilities of the Kemper Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

          1.2.

          (a) The assets of the Kemper Fund to be acquired by the Scudder Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by the Kemper Fund and any deferred or prepaid expenses shown as an asset on the books of the Kemper Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

          (b) The liabilities assumed by the Scudder Fund shall include all of the Kemper Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

          (c) The Kemper Fund has provided the Scudder Fund with a list of all of the Kemper Fund's assets as of the date of execution of this Agreement and the Scudder Fund has confirmed that all such assets are of the type in which the Scudder Fund is permitted to invest and to hold. The Kemper Fund reserves the right to sell any of these securities but will not, without the prior approval of the Scudder Fund, acquire any additional securities other than securities of the type in which the Scudder Fund is permitted to invest. The Scudder Fund, will, within a reasonable time prior to the Closing Date, furnish the Kemper Fund with a list of its assets. In the event that the Kemper Fund holds any investments which the Scudder Fund identifies as a type which it may not hold, and the Scudder Fund so requests, the Kemper Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Kemper Fund and the Scudder Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Scudder Fund with respect to such investments, the Kemper Fund, if requested by the Scudder Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

          1.3. The Kemper Fund will endeavor to discharge all the Kemper Fund's known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

          1.4. As soon as practicable prior to the Closing Date, both the Scudder Fund and the Kemper Fund will declare and pay to their respective shareholders of record one or more dividends and/or distributions so that they will have distributed substantially all of their investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

          1.5. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Kemper Fund will liquidate and distribute pro rata to the Kemper Fund's shareholders of record determined as of the close of business on the Closing Date (the "Kemper Fund Shareholders") the Scudder Fund Shares it receives pursuant to paragraph
     1.1. Such liquidation and distribution will be accomplished by the transfer of the Scudder Fund Shares then credited to the account of the Kemper Fund on the books of the Scudder Fund to open accounts on the share records of the Scudder Fund in the name of the Kemper Fund's shareholders representing the respective pro rata number of the Scudder Fund Shares of the particular class due such shareholders. All issued and outstanding shares of the Kemper Fund will simultaneously be canceled on the books of the Kemper Fund, although share certificates representing interests in the Kemper Fund, if any, will represent a number of Scudder Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Scudder Fund shall not issue certificates representing the Scudder Fund Shares in connection with such exchange.

          1.6. Ownership of Scudder Fund Shares will be shown on the books of the Scudder Fund's transfer agent. Shares of the Scudder Fund will be issued in the manner described in the Scudder Fund's then current prospectus and statement of additional information.

          1.7. Any transfer taxes payable upon issuance of the Scudder Fund Shares in a name other than the registered holder of the Kemper Fund Shares on the books of the Kemper Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Scudder Fund Shares are to be issued and transferred.

          1.8. Any reporting responsibility of the Kemper Fund is and shall remain the responsibility of the Kemper Fund up to and including the applicable Closing Date and such later dates on which the Kemper Fund is terminated.

2.  Valuation

          2.1. The value of the Kemper Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the applicable Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Kemper Fund's then current prospectus or statement of additional information, such procedures having been accepted by the Accounting Service Agent for the Scudder Fund.

          2.2. The number of Shares of each class of the Scudder Fund to be issued (including fractional shares, if any) in exchange for the corresponding Kemper Fund's net assets shall be determined by dividing the value of the net assets of the Kemper Fund attributable to each such class of shares determined using the same valuation procedures referred to in paragraph 2.1 by the offering price per Share of such class of the Scudder Fund, such procedures having been accepted by the Accounting Service Agent for the Kemper Fund.

          2.3. All computations of value shall be made by Scudder Accounting Corporation in accordance with the regular practice of the Kemper Fund and Scudder Fund, respectively.

3.  Closing and Closing Date

          3.1. The Closing Date for the Reorganization shall be September 1, 1999, or such other date as the parties to the Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m., at the offices of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, or at such other time and/or place as the parties may agree.

          3.2. The custodian for the Scudder Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that:
     (a) the Kemper Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Scudder Fund on the Closing Date and
     (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

          3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Scudder Fund or the Kemper Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Scudder Fund or the Kemper Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4. The Kemper Fund shall deliver at the Closing a list of the names and addresses of the Kemper Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Scudder Fund's transfer agent. The Scudder Fund shall issue and deliver a confirmation evidencing the Scudder Fund Shares to be credited to the Kemper Fund's account on the Closing Date to the Secretary of the Kemper Fund or provide evidence satisfactory to the Kemper Fund that the Scudder Fund Shares have been credited to the Kemper Fund's account on the books of the Scudder Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Representations and Warranties

          4.1. The Kemper Fund represents and warrants to the Scudder Fund as follows:

               (a) The Kemper Fund is a business trust duly organized, validly existing and in good standing under the Commonwealth of Massachusetts;

               (b) The Kemper Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

               (c) The Kemper Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Kemper Fund is a party or by which the Kemper Fund or its property is bound or affected;

               (d) There are no contracts or other commitments (other than this Agreement) of the Kemper Fund which will be termi-nated with liability to the Kemper Fund prior to the Closing Date;

               (e) Except as previously disclosed to and accepted by the Scudder Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Kemper Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Kemper Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

               (f) The statements of assets and liabilities of the Kemper Fund for each of the fiscal years ended November 30 in the period beginning with commencement of the Kemper Fund and ending November 30, 1998 have been audited by Ernst & Young LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Scudder Fund) fairly reflect the financial condition of the Kemper Fund as of such dates, and there are no known contingent liabilities of the Kemper Fund as of such dates not disclosed therein;

               (g) Since November 30, 1998, there has not been any material adverse change in the Kemper Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Kemper Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Scudder Fund. For the purposes of this subparagraph
          (g), a decline in net asset value per share or the total assets of the Kemper Fund in the ordinary course of business shall not constitute a material adverse change;

               (h) At the Closing Date, all federal and other tax returns and reports of the Kemper Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Kemper Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (i) For the fiscal year ended November 30, 1998, the Kemper Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; and all of the Kemper Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

               (j) All issued and outstanding shares of each class of the Kemper Fund are, and at the applicable Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Kemper Fund, except that shareholders of the Kemper Fund may under certain circumstances be held personally liable for its obligations. All of the issued and outstanding shares of the Kemper Fund will, at the time of Closing, be held by the persons and the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Kemper Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Kemper Fund's shares, nor is there outstanding any security convertible into any of the Kemper Fund's shares, except for the conversion feature described in the Kemper Fund's prospectus;

               (k) At the Closing Date, the Kemper Fund will have good and marketable title to the assets to be transferred to the Scudder Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Scudder Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Scudder Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, except those restrictions as to which the Scudder Fund has received notice and necessary documentation at or prior to the Closing;

               (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Kemper Fund's Board of Trustees, and subject to the approval of the Kemper Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Kemper Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reor-ganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (m) Insofar as the following relate to the Kemper Fund, the registration statement filed by the Scudder Fund on Form N-14 relating to Scudder Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Kemper Fund (the "Proxy Statement") and the prospectus of the Scudder Fund with respect to the transaction contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing
          Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall only apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Kemper Fund for use in the N-14 Registration Statement.

          4.2. The Scudder Fund represents and warrants to the Kemper Fund as follows:

               (a) The Scudder Fund is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;

               (b) The Scudder Fund is a registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and as of the Closing Date the Scudder Fund will be classified as a management company of the open-end type;

               (c) The preliminary prospectus and statement of additional information filed as part of the Scudder Fund registration statement on Form N-1A on April 28, 1999 (the "Scudder Fund Registration Statement"), when declared effective by the Commission will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (d) At the Closing Date, the Scudder Fund will have good and marketable title to its assets;

               (e) The Scudder Fund is not, and the execution, delivery and performance of this Agreement will not result in, a violation of its Charter or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Scudder Fund is a party or by which it is bound;

               (f) Except as previously disclosed to and accepted by the Kemper Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Scudder Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Scudder Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

               (g) Since October 30, 1998, there has not been any material adverse change in the Scudder Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Scudder Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Kemper Fund. For the purposes of this subparagraph
          (g), a decline in net asset value per share or the total assets of the Scudder Fund in the ordinary course of business shall not constitute a material adverse change;

               (h) At the Closing Date, all federal and other tax returns and reports of the Scudder Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

               (i) For the fiscal year ended October 31, 1998, the Scudder Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; and all of the Scudder Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

               (j) At the date hereof, all issued and outstanding Scudder Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Scudder Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Scudder Fund Shares, nor is there outstanding any security convertible into any Scudder Fund Shares;

               (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Scudder Fund's Board of Directors, and this Agreement constitutes a valid and binding obligation of the Scudder Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (l) The Scudder Fund Shares to be issued and delivered to the Kemper Fund, for the account of the Kemper Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Scudder Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

               (m) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omission from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Kemper Fund for use in the N-14 Registration Statement;

               (n) The Scudder Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.  Covenants of the Kemper Fund and the Scudder Fund

          5.1. The Scudder Fund and the Kemper Fund will operate their businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

          5.2. The Kemper Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transaction contemplated herein.

          5.3. The Scudder Fund will call a meeting of its shareholders to consider and act upon a proposal to convert the Scudder Fund to open-end status.

          5.4. The Kemper Fund covenants that the Scudder Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.5. The Kemper Fund will assist the Scudder Fund in obtaining such information as the Scudder Fund reasonably requests concerning the beneficial ownership of the Kemper Fund's Shares.

          5.6. Subject to the provisions of this Agreement, the Scudder Fund and the Kemper Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.7. The Kemper Fund will provide the Scudder Fund with information reasonably necessary for the preparation of a prospectus which will include the Proxy Statement referred to in paragraph 4.1(m), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Kemper Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.8. The Kemper Fund will provide the Scudder Fund with information reasonably necessary for the preparation of the Scudder Fund Registration Statement.

          5.9. As promptly as practicable, but in any case within thirty days of the Closing Date, the Kemper Fund shall furnish the Scudder Fund with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act.

          5.10. The Scudder Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under
     Section 368(a) of the Code. In this regard, the Scudder Fund covenants that, following the Reorganization, it will (i) continue the historic business of the Kemper Fund or (ii) use a significant portion of the Kemper Fund's historic business assets in a business.

6.  Conditions Precedent to Obligations of the Kemper Fund

The obligations of the Kemper Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Scudder Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

          6.1. All representations and warranties of the Scudder Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          6.2. The shareholders of the Scudder Fund shall have approved resolutions presented to them necessary to convert the Scudder Fund to open-end status and shall have taken such other action so that the Scudder Fund can function substantially as described in the Scudder Fund Registration Statement on Form N-1A currently on file with the Commission;

          6.3. The Scudder Fund shall have delivered to the Kemper Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Kemper Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Scudder Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement and as to such other matters as the Kemper Fund shall reasonably request;

          6.4. The Kemper Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Scudder Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Kemper Fund, covering the following points:

          That (a) the Scudder Fund is a validly existing corporation and in good standing under the laws of the State of Maryland, has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Scudder Fund and, assuming due authorization, execution and delivery of the Agreement by the other party thereto, is a valid and binding obligation of the Scudder Fund enforceable against the Scudder Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the Scudder Fund Shares to be issued to the Kemper Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable with no personal liability attaching to ownership thereof, and no shareholder of the Scudder Fund has any preemptive rights to subscription or purchase in respect thereof under the Charter or By-Laws of the Scudder Fund or to the knowledge of such counsel, otherwise; (d) the execution and delivery of this Agreement did not, and the consummation of the transaction contemplated hereby will not, result in a violation of the Scudder Fund's Charter or By-Laws as they are proposed to be amended or in a material violation of any provision of any agreement (known to such counsel) to which the Scudder Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Scudder Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or state of Maryland is required for the consummation by the Scudder Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Scudder Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Scudder Fund Registration Statement or the Closing Date, which are required to be described in the Scudder Fund Registration Statement or to be filed as exhibits to the Scudder Fund Registration Statement which are not described and filed as required;
          (h) the Scudder Fund is registered as an investment company under the 1940 Act and classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (i) the Proxy Statement and the Scudder Fund Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given) comply as to form in all material respects with the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and (j) the Scudder Fund Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

          In addition, such counsel also shall state that they have participated in conferences with officers and other representatives of the Scudder Fund at which the contents of the N-14 Registration Statement, the Scudder Fund Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the N-14 Registration Statement and the Scudder Fund Registration Statement (except to the extent indicated in paragraph 6 of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Scudder Fund), they do not believe that the Proxy Statement and the Scudder Fund Registration Statement as of their respective dates, as of the date of the Kemper Fund shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Scudder Fund or necessary to make the statements therein regarding the Scudder Fund, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data or as to the information relating to the Kemper Fund, contained in the Proxy Statement, N-14 Registration Statement or Scudder Fund Registration Statement, and that such opinion is solely for the benefit of the Kemper Fund, its Trustees and its officers. Such counsel may rely as to matters governed by the laws of the state of Maryland on an opinion of Maryland counsel and/or certificates of officers or directors of the Scudder Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Kemper Fund may reasonably request.

     In this paragraph 6.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein;

          6.5. The Board of Directors of the Scudder Fund, including a majority of the directors who are not "interested persons" of the Scudder Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Scudder Fund and that the interests of the shareholders in the Scudder Fund would not be diluted as a result of such transactions, and the Scudder Fund shall have delivered to the Kemper Fund at the applicable Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied; and

          6.6. The Scudder Fund's Investment Advisory Agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper") shall have been amended to lower the advisory fees so that the fee payable from the Scudder Fund to Scudder Kemper thereunder shall be a monthly fee equal to 1/12 of .75 of 1 percent of the average daily net assets of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of .72 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $1,000,000,000 shall be 1/12 of .70 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $2,500,000,000 shall be 1/12 of .68 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds

     $5,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $5,000,000,000 shall be 1/12 of .65 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $7,500,000,000 shall be 1/12 of .64 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $10,000,000,000 shall be 1/12 of .63 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $12,500,000,000 shall be 1/12 of .62 of 1 percent of such portion.

7.  Conditions Precedent to Obligations of the Scudder Fund

The obligations of the Scudder Fund to complete the transaction provided for herein shall be subject, at its election, to the performance by the Kemper Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1. All representations and warranties of the Kemper Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          7.2. The Kemper Fund shall have delivered to the Scudder Fund a statement of the Kemper Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Kemper Fund;

          7.3. The Kemper Fund shall have delivered to the Scudder Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Scudder Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Kemper Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Scudder Fund shall reasonably request;

          7.4. The Scudder Fund shall have received on the Closing Date a favorable opinion of Vedder, Price, Kaufman & Kammholz, counsel to the Kemper Fund, in a form satisfactory to the Secretary of the Scudder Fund, covering the following points:

          That (a) the Kemper Fund is validly existing as a business trust and in good standing under the laws of the Commonwealth of Massachusetts and has the statutory power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Kemper Fund and, assuming due authorization, execution and delivery of the Agreement by the other party hereto, is a valid and binding obligation of the Kemper Fund enforceable against the Kemper Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transaction contemplated hereby will not, result in a violation of the Kemper Fund's Declaration of Trust or By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Kemper Fund is a party or by which either it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Kemper Fund is a party or by which it or its property is bound, (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Kemper Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given) comply as to form in all material respects with the requirements of the 1934 Act and the 1940 Act and the rules and regulations thereunder; (f) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Kemper Fund or its assets or property, pending, threatened or otherwise existing on or before the effective date of the Scudder Fund Registration Statement or the Closing Date, which are required to be described in the Scudder Fund Registration Statement or to be filed as exhibits to the Scudder Fund Registration Statement which are not described and filed as required or which materially and adversely affect the Kemper Fund's business; and (g) the Kemper Fund is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          Such counsel also shall state that they have participated in conferences with officers and other representatives of the Kemper Fund at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (e) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Kemper Fund), they do not believe that the Proxy Statement as of its date, as of the date of the Kemper Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Kemper Fund or necessary in the light of the circumstances under which they were made, to make the statements therein regarding the Kemper Fund not misleading.

          Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Kemper Fund, contained in the Proxy Statement or the Scudder Fund Registration Statement, and that such opinion is solely for the benefit of the Kemper Fund and its directors and officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Kemper Fund may reasonably request.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein;

          7.5. The Scudder Fund shall have received from Ernst & Young LLP a letter addressed to the Scudder Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Scudder Fund, to the effect that:

               (a) they are independent public accountants with respect to the Kemper Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

               (b) in their opinion, the financial statements and financial highlights of the Kemper Fund included or incorporated by reference in the N-14 Registration Statement and the Proxy Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

               (c) on the basis of limited procedures agreed upon by the Scudder Fund and the Kemper Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to the Kemper Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of the Kemper Fund or from schedules prepared by officers of Kemper Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom;

          7.6. The Kemper Fund shall have delivered to the Scudder Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Kemper Fund as of and for the fiscal year ended November 30, 1998;

          7.7. The Scudder Fund shall have received from Ernst & Young LLP a letter addressed to the Scudder Fund and dated as of the applicable Closing Date stating that as of a date no more than three (3) business days prior to the applicable Closing Date, Ernst & Young LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.5; and

          7.8. The Board of Trustees of the Kemper Fund, including a majority of the trustees who are not "interested persons" of the Kemper Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Kemper Fund and that the interests of the shareholders in the Kemper Fund would not be diluted as a result of such transactions, and the Kemper Fund shall have delivered to the Scudder Fund at the applicable Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

8. Further Conditions Precedent to Obligations of the Scudder Fund and the Kemper Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Scudder Fund, the Kemper Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to Kemper Fund, the Scudder Fund shall, at their respective option, not be required to consummate the transaction contemplated by this Agreement.

          8.1. The Agreement and the transaction contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Shares of the Kemper Fund in accordance with the provisions of the Kemper Fund's Declaration of Trust and applicable law and certified reports of the votes evidencing such approval shall have been delivered to the Scudder Fund.

          8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Scudder Fund or the Kemper Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Scudder Fund or the Kemper Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4. The N-14 Registration Statement and the Scudder Fund Registration Statement shall each have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Kemper Fund and the Scudder Fund, substantially to the effect that for federal income tax purposes:

               (a) The transfer of all or substantially all of the Kemper Fund's assets in exchange for the Scudder Fund Shares and the assumption by the Scudder Fund of liabilities of the Kemper Fund, and the distribution of such Scudder Fund Shares to shareholders of the Kemper Fund in exchange for their shares of the Scudder Fund, will constitute a "reorganization" within the meaning of
          Section 368(a) of the Code, and the Scudder Fund and the Kemper Fund will each be a "party to a reorganization" within the meaning of
          Section 368(b) of the Code; (b) no gain or loss will be recognized by the Scudder Fund on the receipt of the assets of the Kemper Fund solely in exchange for the Scudder Fund Shares and the assumption by the Scudder Fund of liabilities of the Kemper Fund; (c) no gain or loss will be recognized by the Kemper Fund upon the transfer of the Kemper Fund's assets to the Scudder Fund in exchange for the Scudder Fund Shares and the assumption by the Scudder Fund of liabilities of the Kemper Fund or upon the distribution of the Scudder Fund Shares to the Kemper Fund's shareholders in exchange for their shares of the Kemper Fund; (d) no gain or loss will be recognized by shareholders of the Kemper Fund upon the exchange of their Kemper Fund shares for the Scudder Fund Shares or upon the assumption by the Scudder Fund of liabilities of the Kemper Fund; (e) the aggregate tax basis for the Scudder Fund Shares received by each of the Kemper Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Scudder Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Scudder Fund Shares to be received by each Kemper Fund shareholder will include the period during which the Kemper Fund Shares exchanged therefor were held by such shareholder (provided that the Kemper Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Kemper Fund's assets acquired by the Scudder Fund will be the same as the tax basis of such assets to the Kemper Fund immediately prior to the Reorganization, and the holding period of the assets of the Kemper Fund in the hands of the Scudder Fund will include the period during which those assets were held by the Kemper Fund.

     Notwithstanding anything herein to the contrary, neither the Scudder Fund nor the Kemper Fund may waive the conditions set forth in this paragraph 8.5.

9.  Brokerage Fees and Expenses

          9.1. The Scudder Fund represents and warrants to the Kemper Fund, and the Kemper Fund represents and warrants to the Scudder Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transaction provided for herein.

          9.2. The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne exclusively by the Scudder Fund and the Kemper Fund and shall be allocated based upon the relative net assets of the Scudder Fund and the Kemper Fund as of May 28, 1999.

10.  Entire Agreement; Survival of Warranties

          10.1. The Scudder Fund and the Kemper Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

          10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transaction contemplated hereunder.

11.  Termination

          11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Kemper Fund and the Scudder Fund; (2) the Kemper Fund in the event the Kemper Fund shall, or the Scudder Fund in the event the Kemper Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Kemper Fund or the Scudder Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

          11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Scudder Fund or the Kemper Fund, or their respective directors, trustees or officers, to the other party.

12.  Amendments

This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Scudder Fund and the Kemper Fund; provided, however, that following the meetings of the Kemper Fund's shareholders called by the Kemper Fund and the Scudder Fund's shareholders called by the Scudder Fund pursuant to paragraphs 5.2 and 5.3 of this Agreement, respectively, no such amendment may have the effect of changing the provisions for determining the number of the Scudder Fund Shares to be issued to the Kemper Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  Notices

          13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Kemper Fund at:

                  222 South Riverside Plaza
                  Chicago, IL 60606
                  Attention:

                  with a copy to:

                  David Sturms, Esq.
                  Vedder, Price, Kaufman & Kammholz
                  222 North LaSalle Street
                  Chicago, IL 60601

                  or to the Scudder Fund at:

                  345 Park Avenue
                  New York, NY
                  Attention: Bruce H. Goldfarb, Esq.

                  with a copy to:

                  Burton M. Leibert, Esq.
                  Willkie Farr & Gallagher
                  787 Seventh Avenue
                  New York, NY 10019

14.  Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

          14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except for paragraph 14.5, which shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.5. Consistent with the Kemper Fund's Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of the Kemper Fund, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Kemper Fund individually but binding only upon the assets and property of the Kemper Fund.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.

                                       Scudder New Europe Fund, Inc.

                                       By:         /s/ KATHRYN L. QUIRK
   -----------------------------------------------------------------------------
                                           Name: Kathryn L. Quirk
                                           TITLE: VICE PRESIDENT

                                       Attest:       /s/ BRUCE H. GOLDFARB
   -----------------------------------------------------------------------------

                                       Kemper Europe Fund

                                       By:         /s/ PHILIP J. COLLORA
   -----------------------------------------------------------------------------
                                           Name: Philip J. Collora
                                           TITLE: VICE PRESIDENT

                                       Attest:      /s/ ELIZABETH C. WERTH
   -----------------------------------------------------------------------------

                               KEMPER EUROPE FUND

              PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION,
                YOUR FUND'S INFORMATION AGENT, AT (800) 401-2532

                                                                             KEF

                                       [RECYCLE LOGO] PRINTED ON RECYCLED PAPER.

             STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 8, 1999

                          ACQUISITION OF THE ASSETS OF

                               KEMPER EUROPE FUND
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606
                                 (800) 621-1048

                        BY AND IN EXCHANGE FOR SHARES OF

                         SCUDDER NEW EUROPE FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                                 1-800-349-4281

     This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Kemper Europe Fund to the Scudder Europe Fund in exchange for shares of the Scudder Europe Fund and the assumption by the Scudder Europe Fund of the liabilities of the Kemper Europe Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. Preliminary Statement of Additional Information for the Scudder Europe Fund dated June 8, 1999.

     2. Statement of Additional Information for Kemper Europe Fund, dated March 1, 1999.

     3. Annual Report of the Scudder Europe Fund for the fiscal year ended October 31, 1998.

     4. Annual Report of the Kemper Europe Fund for the fiscal year ended November 30, 1998.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated June 8, 1999, relating to the above-referenced matter may be obtained without charge by calling or writing the Scudder Europe Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                               TABLE OF CONTENTS

Financial Statements........................................        F2

                              FINANCIAL STATEMENTS

     The Scudder Europe Fund's Annual Report for the fiscal year ended October 31, 1998 and the Kemper Europe Fund's Annual Report for the fiscal year ended November 30, 1998, each including audited financial statements, notes to the financial statements and report of independent auditors, are incorporated by reference herein. The Funds will furnish a copy of the Annual Reports by calling 1-800-349-4281.

PRO FORMA FINANCIAL STATEMENTS

     The following tables set forth the unaudited pro forma condensed balance sheet and unaudited pro forma condensed income statement of the Funds as of and for the period ending April 30, 1999 and as adjusted to give effect to the Reorganization.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 1999 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 1999 for the Scudder Europe Fund and the Kemper Europe Fund as adjusted giving effect to the Reorganization.

            PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                        AS OF APRIL 30, 1999 (UNAUDITED)

                                       SCUDDER        KEMPER
                                        EUROPE        EUROPE
                                         FUND          FUND         PRO FORMA         ACQUIRING FUND
                                       (ACTUAL)      (ACTUAL)     ADJUSTMENTS(1)      (AS ADJUSTED)
                                     ------------   -----------   --------------      --------------
Investments, at value..............  $355,074,509   $68,506,739                        $423,581,248
Cash and foreign currency, at
  value............................           227         1,311                               1,538
Other assets less liabilities......    (3,417,499)   (1,143,644)   $(39,221,388)(2)     (43,782,531)
Net assets.........................  $351,657,237   $67,364,406    $(39,221,388)       $379,800,255
                                     ============   ===========    ============        ============
Shares outstanding.................    16,310,537            --              --          16,310,537
Net asset value per share..........  $      21.56            --              --        $      19.26(4)
Shares outstanding.................            --     2,253,099        (610,487)(3)       1,642,612
Net asset value per share, Class A
  (and redemption price)...........            --   $     14.40              --        $      19.26
Shares outstanding.................            --     2,154,354        (623,381)(3)       1,530,973
Net asset value per share, Class B
  (subject to contingent deferred
     sales charge).................            --   $     14.05              --        $      19.26
Shares outstanding.................            --       328,918         (93,400)(3)         235,518
Net asset value per share, Class C
  (subject to contingent deferred
     sales charge).................            --   $     14.15              --        $      19.26
Class A (Maximum offering price)...            --   $     15.28              --        $      20.44

---------------
(1) See note (1) to Pro Forma Capitalization table contained in the Scudder Europe Fund's Prospectus/ Proxy Statement as to the time of the Reorganization.

(2) Assumes capital gains distributions, without any reinvestment, of $37,516,294 and $1,705,094 for the Scudder Europe Fund and Kemper Europe Fund, respectively.

(3) See note (4) to Pro Forma Capitalization table contained in the Scudder Europe Fund's Prospectus/ Proxy Statement. Based on the issuance of 1,642,612 Class A, 1,530,973 Class B, and 235,518 Class C
    additional Scudder Europe Fund shares and the cancellation of Class A, Class B, and Class C Kemper Europe Fund shares.

(4) Subject to a 2% redemption fee.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
            FOR THE 12 MONTH PERIOD ENDED APRIL 30, 1999 (UNAUDITED)

                                       SCUDDER         KEMPER
                                        EUROPE         EUROPE
                                         FUND           FUND         PRO FORMA      ACQUIRING FUND
                                       (ACTUAL)       (ACTUAL)      ADJUSTMENTS     (AS ADJUSTED)
                                     ------------    -----------    -----------     --------------
Investment Income:
  Dividend income, net.............  $  5,071,494    $   795,639             --      $  5,867,133
  Interest income..................     1,352,996        307,153             --         1,660,149
                                     ------------    -----------    -----------      ------------
     Total Investment Income.......     6,424,490      1,102,792                        7,527,282
  Expenses
     Management and Administrative
       fees........................     3,917,674        562,421    $  (273,461)(1)     4,206,634
     Reorganization expenses.......       498,427        101,573       (600,000)(2)            --
     All other expenses............     1,268,157      1,462,386       (194,608)(1)     2,535,935
                                     ------------    -----------    -----------      ------------
  Total expenses before
     reductions....................     5,684,258      2,126,380     (1,068,069)        6,742,569
                                     ------------    -----------    -----------      ------------
  Expense reductions...............            --       (644,430)    (1,964,826)(3)    (2,609,256)
  Expenses, net....................     5,684,258      1,481,950     (3,032,895)        4,133,313
                                     ------------    -----------    -----------      ------------
Net investment income (loss).......       740,232       (379,158)     3,032,895         3,393,969
                                     ------------    -----------    -----------      ------------
Net realized and unrealized gain
  (loss) on investment
  transactions:
  Net realized gain (loss) from
     investments and foreign
     currency related
     transactions..................    56,406,428     (1,076,646)            --        55,329,782
  Net unrealized appreciation
     (depreciation) of investments
     and foreign currency related
     transactions..................   (51,083,362)    (1,782,401)            --       (52,865,763)
                                     ------------    -----------    -----------      ------------
                                        5,323,066     (2,859,047)            --         2,464,019
                                     ------------    -----------    -----------      ------------
Net increase (decrease) in net
  assets from operations...........  $  6,063,298    $(3,238,205)   $ 3,032,895      $  5,857,988
                                     ============    ===========    ===========      ============

---------------
(1) Represents estimated reduction in operating expenses, including management fee, directors' fees, shareholder services, and audit; and estimated increase in Class M administrative fees.

(2) Eliminates the effect of non-recurring reorganization related expenses.

(3) Reflects the effect of expense waivers and reimbursements.

             PORTFOLIO OF INVESTMENTS AT APRIL 30, 1999 (UNAUDITED)

                                             KEMPER        SCUDDER                    KEMPER        SCUDDER
                                           EUROPE FUND   EUROPE FUND    COMBINED    EUROPE FUND   EUROPE FUND      COMBINED
                                             SHARES        SHARES        SHARES      VALUE($)       VALUE($)       VALUE($)
                                           -----------   -----------   ----------   -----------   ------------   ------------
  Repurchase
  Agreements     6.51%
                         Repurchase
                         agreement with
                         Chase Manhattan
                         Bank, 4.750%,
                         05/03/1999           207,000            --       207,000       207,000             --        207,000
                         Repurchase
                         Agreement with
                         Donaldson,
                         Lufkin and
                         Jenrette,
                         4.870%,
                         05/03/1999                --    27,371,000    27,371,000            --     27,371,000     27,371,000
                                                                                    -----------------------------------------
                                                                                        207,000     27,371,000     27,578,000
                                                                                    -----------------------------------------
  U. S.
  Government
  Agency         0.47%
                         Federal Home
                         Loan Bank,
                         4.900%,
                         05/03/1999         2,000,000            --     2,000,000     1,999,456             --      1,999,456
                                                                                    -----------------------------------------
  Convertible
  Preferred
  Stocks         0.35%
                         Lernout &
                         Hauspie Speech
                         Products N.V              --        40,000        40,000            --      1,460,000      1,460,000
                                                                                    -----------------------------------------
  Common
  Stocks        92.67%
  CROATIA        0.59%
                         Pliva D.D. (GDR)          --       158,000       158,000            --      2,504,300      2,504,300
                                                                                    -----------------------------------------
  FINLAND        5.70%
                         JOT Automation
                         Group OYJ                 --       199,400       199,400            --      6,573,092      6,573,092
                         Nokia Oyj             14,400       103,400       117,800     1,109,884      7,969,586      9,079,470
                         Pohjola
                         Insurance Co.,
                         Ltd. "B"              14,200        76,000        90,200       672,885      3,601,355      4,274,240
                         Tieto Corp. "B"           --       106,200       106,200            --      4,230,150      4,230,150
                                                                                    -----------------------------------------
                                                                                      1,782,769     22,374,183     24,156,952
                                                                                    -----------------------------------------
  FRANCE        13.81%
                         Altran
                         Technologies,
                         S.A                       --        25,000        25,000            --      5,943,092      5,943,092
                         AXA SA                 8,240            --         8,240     1,063,869             --      1,063,869
                         Accor S.A              1,700            --         1,700       448,136             --        448,136
                         Air Liquide            3,300            --         3,300       509,046             --        509,046
                         Castorama-
                         Dubois
                         Investissements           --        24,700        24,700            --      5,910,920      5,910,920
                         Compagnie de
                         Saint-Gobain           4,220            --         4,220       724,529             --        724,529
                         Dassault
                         Systemes S.A              --       105,326       105,326            --      3,875,957      3,875,957
                         Dexia France              --        31,343        31,343            --      4,387,797      4,387,797
                         Elf Aquitaine SA       7,820        27,500        35,320     1,214,546      4,271,102      5,485,648
                         Etablissements
                         Economiques du
                         Casino Guichard-
                         Perrachon SA              --        37,700        37,700            --      3,712,335      3,712,335

                                             KEMPER        SCUDDER                    KEMPER        SCUDDER
                                           EUROPE FUND   EUROPE FUND    COMBINED    EUROPE FUND   EUROPE FUND      COMBINED
                                             SHARES        SHARES        SHARES      VALUE($)       VALUE($)       VALUE($)
                                           -----------   -----------   ----------   -----------   ------------   ------------
                         Galeries
                         Lafayette                 --         3,300         3,300            --      3,800,409      3,800,409
                         Groupe Danone          2,510            --         2,510       670,941             --        670,941
                         Imetal S.A             2,860            --         2,860       371,975             --        371,975
                         Infogrames
                         Entertainment SA          --        53,960        53,960            --      4,076,317      4,076,317
                         Publicis SA               --        28,400        28,400            --      5,371,076      5,371,076
                         Rhone-Poulenc
                         S.A. "A"              16,700            --        16,700       793,997             --        793,997
                         Sanofi SA              3,700            --         3,700       579,739             --        579,739
                         Societe
                         Industrielle de
                         Transports
                         Automobiles SA            --         7,732         7,732            --      1,609,341      1,609,341
                         Suez Lyonnaise
                         des Eaux               4,000            --         4,000       680,418             --        680,418
                         Television
                         Francaise              3,685            --         3,685       720,276             --        720,276
                         Total S.A. "B"         9,000            --         9,000     1,232,360             --      1,232,360
                         Valeo SA
                         (Warrants)
                         expire 08/07/01           --        39,000        39,000            --        131,857        131,857
                         Valeo SA                  --        64,444        64,444            --      5,447,063      5,447,063
                         Vivendi                4,130            --         4,130       964,781             --        964,781
                                                                                    -----------------------------------------
                                                                                      9,974,613     48,537,266     58,511,879
                                                                                    -----------------------------------------
  GERMANY       12.41%
                         Adidas-Salomon
                         AG                        --        20,130        20,130            --      1,982,210      1,982,210
                         Allianz AG             4,515         9,500        14,015     1,438,252      3,026,223      4,464,475
                         Bayer AG              17,600            --        17,600       747,530             --        747,530
                         Bayerische
                         Vereinsbank AG        34,000            --        34,000     2,216,430             --      2,216,430
                         Douglas Holding
                         AG                        --        63,545        63,545            --      2,920,523      2,920,523
                         EM.TV &
                         Merchandising AG          --         2,720         2,720            --      2,572,065      2,572,065
                         Gehe AG               20,000            --        20,000       919,198             --        919,198
                         Hoechst AG            19,900            --        19,900       942,986             --        942,986
                         Mannesmann AG          7,550        34,700        42,250       993,928      4,568,119      5,562,047
                         Marschollek
                         Lautenschlaeger
                         und Partner AG
                         (pfd)                     --        36,610        36,610            --     20,500,551     20,500,551
                         Medion AG                 --        11,050        11,050            --      2,270,763      2,270,763
                         Metro AG               9,000            --         9,000       650,412             --        650,412
                         PrimaCom AG               --        35,000        35,000            --      1,516,149      1,516,149
                         Siemens AG            16,800        54,700        71,500     1,242,502      4,045,529      5,288,031
                                                                                    -----------------------------------------
                                                                                      9,151,238     43,402,132     52,553,370
                                                                                    -----------------------------------------
  GREECE         3.17%
                         Alpha Credit
                         Bank                      --        31,400        31,400            --      2,241,838      2,241,838
                         Delta
                         Informatics S.A           --       237,000       237,000            --      7,806,679      7,806,679
                         National Bank of
                         Greece S.A                --        47,500        47,500            --      3,237,936      3,237,936
                         National Bank of
                         Greece
                         S.A.(Rights)              --        47,500        47,500            --        137,965        137,965
                                                                                    -----------------------------------------
                                                                                             --     13,424,418     13,424,418
                                                                                    -----------------------------------------

                                             KEMPER        SCUDDER                    KEMPER        SCUDDER
                                           EUROPE FUND   EUROPE FUND    COMBINED    EUROPE FUND   EUROPE FUND      COMBINED
                                             SHARES        SHARES        SHARES      VALUE($)       VALUE($)       VALUE($)
                                           -----------   -----------   ----------   -----------   ------------   ------------
  HUNGARY        0.80%
                         Graboplast Rt
                         (GDR)                     --             4             4            --              5              5
                         OTP Bank Rt               --        80,500        80,500            --      3,392,714      3,392,714
                                                                                    -----------------------------------------
                                                                                             --      3,392,719      3,392,719
                                                                                    -----------------------------------------
  IRELAND        1.38%
                         Bank of Ireland
                         PLC                   53,079            --        53,079     1,062,732             --      1,062,732
                         ESAT Telecom
                         Group PLC (ADR)           --        97,600        97,600            --      4,770,200      4,770,200
                                                                                    -----------------------------------------
                                                                                      1,062,732      4,770,200      5,832,932
                                                                                    -----------------------------------------
  ITALY         13.17%
                         Alleanza
                         Assicurazioni
                         SpA                       --       148,000       148,000            --      1,774,792      1,774,792
                         Assicurazioni
                         Generali              33,000       110,888       143,888     1,284,817      4,317,298      5,602,115
                         Autogrill SpA             --       602,500       602,500            --      5,525,438      5,525,438
                         Banca Carige SpA          --       125,000       125,000            --      1,156,922      1,156,922
                         Banca Popolare
                         di Brescia SpA        22,500       391,000       413,500       773,791     13,446,761     14,220,552
                         Ente Nazionale
                         Idrocarburi SpA      123,000       554,000       677,000       809,623      3,646,597      4,456,220
                         Finmeccanica SpA          --     4,379,800     4,379,800            --      4,312,808      4,312,808
                         Gruppo
                         Editoriale
                         L'Espresso            56,200       451,600       507,800       822,387      6,608,359      7,430,746
                         Istituto
                         Bancario San
                         Paolo di Torino       69,856            --        69,856     1,048,050             --      1,048,050
                         Mediaset SpA              --       185,000       185,000            --      1,602,786      1,602,786
                         Seat Pagine
                         Gialle SpA           701,000     2,500,000     3,201,000       873,957      3,116,823      3,990,780
                         Telecom Italia
                         Mobile SpA            98,000            --        98,000       583,976             --        583,976
                         Telecom Italia
                         SpA                   66,000       317,500       383,500       702,204      3,378,027      4,080,231
                                                                                    -----------------------------------------
                                                                                      6,898,805     48,886,611     55,785,416
                                                                                    -----------------------------------------
  NETHERLANDS    9.50%
                         Aalberts
                         Industries            28,505            --        28,505       677,631             --        677,631
                         Akzo Nobel NV         12,200            --        12,200       551,044             --        551,044
                         Detron Group NV       30,000            --        30,000       472,278             --        472,278
                         Equant NV              4,200        90,700        94,900       381,182      8,231,716      8,612,898
                         Getronics NV          32,723       184,449       217,172     1,343,180      7,571,070      8,914,250
                         ING Groep NV          29,690            --        29,690     1,828,810             --      1,828,810
                         Koninklijke
                         Ahold NV              37,551            --        37,551     1,394,559             --      1,394,559
                         Koninklijke
                         Numico                21,266            --        21,266       799,882             --        799,882
                         Nedcon Groep           9,104            --         9,104       141,878             --        141,878
                         Nutreco Holding
                         NV                        --       146,700       146,700            --      5,944,091      5,944,091
                         Qiagen NV                 --        60,500        60,500            --      4,431,625      4,431,625
                         Unique
                         International NV      28,290            --        28,290       754,717             --        754,717

                                             KEMPER        SCUDDER                    KEMPER        SCUDDER
                                           EUROPE FUND   EUROPE FUND    COMBINED    EUROPE FUND   EUROPE FUND      COMBINED
                                             SHARES        SHARES        SHARES      VALUE($)       VALUE($)       VALUE($)
                                           -----------   -----------   ----------   -----------   ------------   ------------
                         United Pan-
                         Europe
                         Communications
                         NV                        --        72,800        72,800            --      3,765,078      3,765,078
                         Vedior NV CVA         85,844            --        85,844     1,931,877             --      1,931,877
                                                                                    -----------------------------------------
                                                                                     10,277,038     29,943,580     40,220,618
                                                                                    -----------------------------------------
  POLAND         0.62%
                         ITI Group S.A             --        10,524        10,524            --      2,620,476      2,620,476
                                                                                    -----------------------------------------
  PORTUGAL       4.52%
                         Banco Comercial
                         Portugues             25,000            --        25,000       704,983             --        704,983
                         BPI - SGPS SA,
                         (Registered)              --       152,900       152,900            --      4,119,434      4,119,434
                         Brisa-Auto
                         Estradas de
                         Portugal, SA              --        86,500        86,500            --      3,664,801      3,664,801
                         Jeronimo Martins
                         SA                        --       192,996       192,996            --      6,351,792      6,351,792
                         Jeronimo
                         Martins, SA
                         "New"                     --        64,332        64,332            --      2,059,490      2,059,490
                         Telecel-
                         Comunicacoes
                         Pessoais, S.A             --        16,950        16,950            --      2,265,427      2,265,427
                                                                                    -----------------------------------------
                                                                                        704,983     18,460,944     19,165,927
                                                                                    -----------------------------------------
  SPAIN          6.40%
                         Aldeasa SA                --        68,100        68,100            --      2,079,385      2,079,385
                         Argentaria SA         41,000            --        41,000       964,271             --        964,271
                         Baron de Ley, SA          --       158,000       158,000            --      5,442,076      5,442,076
                         Compania
                         Telefonica
                         Nacional de
                         Espana SA             37,334        33,381        70,715     1,749,396      1,564,166      3,313,562
                         Compania
                         Telefonica
                         Nacional de
                         Espana SA (ADR)           --        21,441        21,441            --      2,988,339      2,988,339
                         Cortefiel, SA             --       185,100       185,100            --      5,084,751      5,084,751
                         Metrovacesa, S.A          --        99,200        99,200            --      2,164,321      2,164,321
                         TelePizza, SA             --       787,680       787,680            --      4,993,338      4,993,338
                         Compania
                         Telefonica
                         Nacional de
                         Espana SA
                         (Rights)              37,334        33,381        70,715        34,712         31,036         65,748
                                                                                    -----------------------------------------
                                                                                      2,748,379     24,347,412     27,095,791
                                                                                    -----------------------------------------
  SWEDEN         0.27%
                         Gambro AB             39,750            --        39,750       412,247             --        412,247
                         Industri-
                         Matematik
                         International
                         Corp                  12,540            --        12,540        23,512             --         23,512
                         Securitas AB          46,500            --        46,500       688,930             --        688,930
                                                                                    -----------------------------------------
                                                                                      1,124,689             --      1,124,689
                                                                                    -----------------------------------------
  SWITZERLAND    3.11%
                         Adecco SA
                         (Bearer)                  --        11,539        11,539            --      5,816,013      5,816,013
                         Baloise Holding
                         Ltd.
                         (Registered)              --         4,330         4,330            --      3,541,876      3,541,876

                                             KEMPER        SCUDDER                    KEMPER        SCUDDER
                                           EUROPE FUND   EUROPE FUND    COMBINED    EUROPE FUND   EUROPE FUND      COMBINED
                                             SHARES        SHARES        SHARES      VALUE($)       VALUE($)       VALUE($)
                                           -----------   -----------   ----------   -----------   ------------   ------------
                         Novartis AG
                         (Registered)             638            --           638       933,771             --        933,771
                         Roche Holdings
                         AG (PC)                   60            --            60       705,512             --        705,512
                         TeleLarm Care AB         545            --           545         6,363             --          6,363
                         UBS AG-
                         Registered             6,440            --         6,440     2,186,485             --      2,186,485
                                                                                    -----------------------------------------
                                                                                      3,832,131      9,357,889     13,190,020
                                                                                    -----------------------------------------
  UNITED
  KINGDOM       17.22%
                         Aegis Group PLC           --     3,417,000     3,417,000            --      7,392,904      7,392,904
                         AstraZeneca
                         Group PLC             14,938            --        14,938       582,506             --        582,506
                         Avis Europe PLC           --     1,213,000     1,213,000            --      5,131,736      5,131,736
                         BOC Group PLC         50,500            --        50,500       797,720             --        797,720
                         BP Amoco PLC          90,190            --        90,190     1,711,938             --      1,711,938
                         Barclays PLC          30,000            --        30,000       954,543             --        954,543
                         Bodycote
                         International
                         PLC                   45,000       173,000       218,000       698,534      2,685,475      3,384,009
                         British Telecom
                         PLC                  131,186            --       131,186     2,190,446             --      2,190,446
                         Capita Group PLC          --       130,700       130,700            --      1,379,200      1,379,200
                         Cobham PLC                --       396,000       396,000            --      6,083,399      6,083,399
                         Compass Group
                         PLC                   52,350       540,000       592,350       538,945      5,559,318      6,098,263
                         Dixon Group PLC       39,600       121,500       161,100       844,828      2,592,086      3,436,914
                         Flextech PLC              --       479,119       479,119            --      6,907,722      6,907,722
                         Glaxo Wellcome
                         PLC                   43,650            --        43,650     1,293,367             --      1,293,367
                         Hays PLC              62,720            --        62,720       696,150             --        696,150
                         Marks & Spencer,
                         PLC                  125,000            --       125,000       857,082             --        857,082
                         National
                         Westminster Bank
                         PLC                   63,225            --        63,225     1,520,470             --      1,520,470
                         Orange PLC            69,270            --        69,270       935,992             --        935,992
                         Reed
                         International
                         PLC                  109,562            --       109,562       996,645             --        996,645
                         Rentokil
                         Intitial PLC         205,500            --       205,500     1,205,743             --      1,205,743
                         Select
                         Appointments
                         Holdings PLC          63,542       200,000       263,542       809,532      2,548,021      3,357,553
                         Serco Group PLC           --       265,000       265,000            --      5,882,646      5,882,646
                         SmithKline
                         Beecham PLC           50,145            --        50,145       663,051             --        663,051
                         Taylor Nelson
                         Sofres PLC                --     3,191,000     3,191,000            --      8,058,872      8,058,872
                         Unilever PLC          69,793            --        69,793       620,286             --        620,286
                         Vodafone Group
                         PLC                   44,799            --        44,799       825,128             --        825,128
                                                                                    -----------------------------------------
                                                                                     18,742,906     54,221,379     72,964,285
                                                                                    -----------------------------------------
                         Common Stocks Total                                        $66,300,283   $326,243,509   $392,543,792
                                                                                    -----------------------------------------
                         TOTAL INVESTMENT PORTFOLIO -- 100.0%
                         (Cost $66,172,546, $221,989,028, and $288,161,574,
                         respectively)                                              $68,506,739   $355,074,509   $423,581,248
                                                                                    =========================================

                      PRELIMINARY STATEMENT OF ADDITIONAL
                     INFORMATION OF THE SCUDDER EUROPE FUND
                               DATED JUNE 8, 1999
                          IS INCORPORATED BY REFERENCE
                       TO ITS N-1A REGISTRATION STATEMENT

                               KEMPER EUROPE FUND
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 20, 1999

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                            OF TRUSTEES OF THE FUND


The undersigned holder of shares of Kemper Europe Fund (the "Fund"), hereby appoints Kathryn L. Quirk, Philip J. Collora, Maureen E. Kane and Caroline Pearson attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, at 9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Prospectus/Proxy Statement dated June 8, 1999 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

              IMPORTANT: VOTE THIS VOTING INSTRUCTION CARD TODAY!
                       YOUR PROMPT RESPONSE WILL SAVE THE
                        EXPENSE OF ADDITIONAL MAILINGS.


                  Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                  Date:
                       ----------------------------------------------

                       ----------------------------------------------
                       Signature(s)        (Title(s), if applicable)

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL.

Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE PROPOSAL.

1. To approve the Agreement and Plan of
Reorganization dated as of May 28, 1999 (the
"Plan") providing (i) that the Kemper Europe
Fund would transfer to Scudder New Europe
Fund, Inc. (the "Scudder Europe Fund") all of
its assets in exchange for Class A, B and C
Shares of the Scudder Europe Fund and the       FOR/ /  AGAINST/ /  ABSTAIN/ /
assumption by Scudder Europe Fund of all of the Kemper Europe Fund's liabilities, (ii) that such shares of the Scudder Europe Fund would be distributed to shareholders of Kemper Europe Fund in liquidation of Kemper
Europe Fund and (iii) that Kemper Europe Fund would subsequently be terminated.

The Proxies are authorized to vote upon such other business as may properly come before the Meeting.

              PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.